                                                             Exhibit 10.1

                             CHESAPEAKE FUNDING LLC,
                                    as Issuer
                                       and
                              JPMORGAN CHASE BANK,
                              as Indenture Trustee
                       SERIES 2004-1 INDENTURE SUPPLEMENT
                            dated as of July 29, 2004
                                       to
                                 BASE INDENTURE
                            dated as of June 30, 1999
                                  $500,000,000
                                       of
               Floating Rate Callable Asset Backed Investor Notes

                                Table of Contents




                                                                            PAGE
PRELIMINARY  STATEMENT-------------------------------------------------------1

DESIGNATION------------------------------------------------------------------1

ARTICLE  I  DEFINITIONS------------------------------------------------------1

ARTICLE  II  ARTICLE  5  OF  THE  BASE  INDENTURE---------------------------19
     Section  5A.1  Establishment  of  Series  2004-1  Subaccounts.---------19
     Section  5A.2  Allocations with Respect to the Series 2004-1
                    Investor Notes.-----------------------------------------20
     Section  5A.3  Determination  of  Interest.----------------------------22
     Section  5A.4  Monthly  Application  of  Collections.------------------22
     Section  5A.5  Payment  of  Monthly  Interest  Payment.----------------25
     Section  5A.6  Payment  of  Principal.---------------------------------25
     Section 5A.7 The Administrator's Failure to Instruct the Indenture Trusteeto Make a Deposit or Payment.---------------26
     Section  5A.8  Series  2004-1  Reserve  Account.-----------------------27
     Section  5A.9  Series  2004-1  Yield  Supplement  Account.-------------28
     Section  5A.10 Series  2004-1  Distribution  Account.------------------30
     Section  5A.11 Lease  Rate  Caps.--------------------------------------31

ARTICLE  III  AMORTIZATION  EVENTS------------------------------------------32

ARTICLE  IV  OPTIONAL  PREPAYMENT-------------------------------------------34

ARTICLE  V  SERVICING  AND  ADMINISTRATOR  FEES-----------------------------35
     Section  5.1  Servicing  Fees------------------------------------------35
     Section  5.2  Administrator  Fee---------------------------------------35

ARTICLE  VI  FORM  OF  SERIES  2004-1  NOTES--------------------------------35
     Section  6.1  Initial  Issuance  of  Series  2004-1 Investor  Notes.---35
     Section  6.2  Restricted  Global  Notes.-------------------------------36
     Section  6.3  Temporary  Global  Notes  and Permanent Global Notes.----36
     Section  6.4  Definitive  Notes.---------------------------------------36
     Section  6.5  Transfer  Restrictions.----------------------------------36

ARTICLE  VII  INFORMATION---------------------------------------------------41

ARTICLE  VIII  MISCELLANEOUS------------------------------------------------41
     Section  8.1  Ratification  of  Indenture------------------------------41
     Section  8.2  Obligations  Unaffected----------------------------------41
     Section  8.3  Governing  Law-------------------------------------------42
     Section  8.4  Further  Assurances--------------------------------------42
     Section  8.5  Exhibits-------------------------------------------------42

     Section  8.6  No  Waiver;  Cumulative  Remedies------------------------42
     Section  8.7  Amendments-----------------------------------------------43
     Section  8.8  Severability---------------------------------------------43
     Section  8.9  Counterparts---------------------------------------------43
     Section  8.10 No  Bankruptcy  Petition---------------------------------43
     Section  8.11 SUBIs----------------------------------------------------43
     Section  8.12 Notice  to  Rating  Agencies-----------------------------44
     Section  8.13 Conflict  of  Instructions-------------------------------44


EXHIBITS

Exhibit  A-1-1:       Form of Restricted  Global  Class  A-1  Investor  Note
Exhibit  A-1-2:       Form of Temporary  Global  Class  A-1  Investor  Note
Exhibit  A-1-3:       Form of Permanent  Global  Class  A-1  Investor  Note
Exhibit  A-2-1:       Form of Restricted  Global  Class  A-2  Investor  Note
Exhibit  A-2-2:       Form of Temporary  Global  Class  A-2  Investor  Note
Exhibit  A-2-3:       Form of Permanent  Global  Class  A-2  Investor  Note
Exhibit  B-1:         Form of Transfer  Certificate
Exhibit  B-2:         Form of Transfer  Certificate
Exhibit  B-3:         Form of Transfer  Certificate
Exhibit  B-4:         Form of Clearing  System  Certificate
Exhibit  B-5:         Form of Certificate  of  Beneficial  Ownership
Exhibit  C:           Form of Monthly  Settlement  Statement
Exhibit  D:           Form of Series  2004-1  Lease  Rate  Cap
Exhibit  E:           Form of Amendment  to  Base  Indenture

     SERIES 2004-1 SUPPLEMENT, dated as of July 29, 2004 (as amended, supplemented, restated or otherwise modified from time to time, this "Indenture
                                                                       ---------
Supplement") between CHESAPEAKE FUNDING LLC, a special purpose limited liability
----------
company  established  under  the  laws  of Delaware (the "Issuer"), and JPMORGAN
                                                          ------
CHASE  BANK  ("JPMorgan Chase"), a New York banking corporation, in its capacity
               --------------
as Indenture Trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "Indenture Trustee"), to
                                                         -----------------
the Base Indenture, dated as of June 30, 1999, between the Issuer and the Indenture Trustee (as amended, modified, restated or supplemented from time to time, exclusive of Indenture Supplements creating new Series of Investor Notes, the "Base Indenture").
      ---------------
                              PRELIMINARY STATEMENT
                              ---------------------
     WHEREAS,  Sections  2.2 and 12.1 of the Base Indenture provide, among other
               -------------     ----
things, that the Issuer and the Indenture Trustee may at any time and from time to time enter into an Indenture Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Investor Notes.

NOW,  THEREFORE,  the  parties  hereto  agree  as  follows:

                                   DESIGNATION
                                   -----------
     There is hereby created a Series of Investor Notes to be issued pursuant to the Base Indenture and this Indenture Supplement and such Series of Investor Notes shall be designated generally as Series 2004-1 Floating Rate Callable Asset Backed Investor Notes.

     The Series 2004-1 Investor Notes shall be issued in two classes: one of which shall be designated as Series 2004-1 Floating Rate Callable Asset Backed Investor Notes, Class A-1, and referred to herein as the Class A-1 Investor Notes and the other of which shall be designated as the Series 2004-1 Floating Rate Callable Asset Backed Investor Notes, Class A-2, and referred to herein as the Class A-2 Investor Notes. The Class A-1 Investor Notes and the Class A-2 Investor Notes are referred to herein collectively as the "Series 2004-1
Investor Notes." The Series 2004-1 Investor Notes shall be issued in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof.

     The net proceeds from the sale of the Series 2004-1 Investor Notes (as defined herein) shall be applied in accordance with Section 5A.2(b) and the
                                                         ---------------
portion thereof deposited in the Series 2004-1 Principal Collection Subaccount shall be used by the Issuer to fund the maintenance of the SUBI Certificates under the Transfer Agreement and/or to reduce the Invested Amounts of other
Series  of  Investor  Notes.

                                    ARTICLE I

                                   DEFINITIONS
     (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule 1 thereto. All
                                                         ----------
Article,  Section  or

Subsection references herein shall refer to Articles, Sections or Subsections of this Indenture Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2004-1 Investor Notes and not to any other Series of Investor Notes issued by the Issuer.

     (b) The following words and phrases shall have the following meanings with respect to the Series 2004-1 Investor Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

               "Additional Interest" is defined in Section 5A.3(b).
               --------------------                ----------------

               "Amendment  Effective  Date"  means  the  first  date on which an
               --------------------------
     amendment to the Base Indenture substantially in the form of Exhibit E
                                                                  ---------
     is in effect in accordance with its terms.

               "Amortization  Event"  is  defined  in  Article  3.
                -------------------

               "Applicable  Option"  means,  on  any  date,  (a)  prior  to  the
                ------------------
     Amendment Effective Date, Option 1 on the Enhancement Matrix and (b) thereafter (i) Option 1 on the Enhancement Matrix during any period when Overconcentration Option 1 is in effect in accordance with Section 13.18 of
                                                                --------------
     the Base Indenture, (ii) Option 2 on the Enhancement Matrix during any period when Overconcentration Option 2 is in effect in accordance with
     Section  13.18  of  the Base Indenture or (iii) Option 3 on the Enhancement
     --------------
     Matrix during any period when Overconcentration Option 3 is in effect in accordance with Section 13.18 of the Base Indenture.
                       --------------

               "Applicable  Procedures"  is  defined  in  Section  6.5(c).
               ----------------------                     ---------------

               "Assumed  Lease  Term"  means,  with respect to any Series 2004-1
               --------------------
     Yield Shortfall Lease, the number of months over which the Capitalized Cost of the related - Leased Vehicle is being depreciated thereunder.

               "AGH"  means  Avis  Group  Holdings,  Inc. and its successors and
                ---
     assigns.

               "Calculation Agent" means JPMorgan Chase Bank, in its capacity as
               ------------------
     calculation agent with respect to the Series 2004-1 Note Rates.

               "Car"  means  an  automobile  or  a  Light-Duty  Truck.
                ---

               "Cendant"  means  Cendant  Corporation  and  its  successors  and
               -------
     assigns.

               "Class A-1 Final Maturity Date" means the July 2009 Payment Date.
               ------------------------------

               "Class  A-1  Initial Invested Amount" means the aggregate initial
               ------------------------------------
     principal amount of the Class A-1 Investor Notes, which is $230,000,000.

               "Class  A-1  Interest  Shortfall  Amount"  is  defined in Section
               ---------------------------------------                   -------
     5A.3(b).
     -------

               "Class  A-1  Invested  Amount"  means  as  of  any  date  of
               ----------------------------
     determination, an amount equal to (a) the Class A-1 Initial Invested Amount minus (b) the amount of principal payments made to Class A-1 Investor Noteholders on or prior to such date.


               "Class  A-1 Investor Noteholder" means the Person in whose name a
               --------------------------------
     Class A-1 Investor Note is registered in the Note Register.


               "Class  A-1  Investor  Notes"  means any one of the Series 2004-1
               ---------------------------
     Floating Rate Callable Asset Backed Investor Notes, Class A-1, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1-1, A-1-2 or A-1-3. Definitive
                                       -------------  -----    -----
     Class A-1 Investor Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.11 of the Base
                                                       -------------
     Indenture.

               "Class  A-1  Monthly  Interest" means, with respect to any Series
               ----------------------------
     2004-1 Interest Period, an amount equal to the product of (i) the Class A-1 Note Rate for such Series 2004-1 Interest Period, (ii) the Class A-1 Invested Amount on the first day of such Series 2004-1 Interest Period, after giving effect to any principal payments made on such date, or, in the case of the initial Series 2004-1 Interest Period, the Class A-1 Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2004-1 Interest Period and the denominator of which is 360.

               "Class  A-1  Note  Rate"  means,  (i) with respect to the initial
               ------------------------
     Series 2004-1 Interest Period, 1.58% per annum and (ii) with respect to each Series 2004-1 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2004-1 Interest Period plus 0.11% per annum.

               "Class A-2 Final Maturity Date" means the July 2016 Payment Date.
               ------------------------------

               "Class  A-2  Initial Invested Amount" means the aggregate initial
               ------------------------------------
     principal amount of the Class A-2 Investor Notes, which is $270,000,000.


               "Class  A-2  Interest  Shortfall  Amount"  is  defined in Section
               ----------------------------------------                  -------
     5A.3(b).
     -------

               "Class  A-2  Invested  Amount"  means,  as  of  any  date  of
               ----------------------------
     determination, an amount equal to (a) the Class A-2 Initial Invested Amount minus (b) the amount of principal payments made to Class A-2 Investor Noteholders on or prior to such date.

               "Class  A-2 Investor Noteholder" means the Person in whose name a
               -------------------------------
     Class  A-2  Investor  Note  is  registered  in  the  Note  Register.


               "Class  A-2  Investor  Notes"  means any one of the Series 2004-1
                ---------------------------
     Floating Rate Callable Asset Backed Investor Notes, Class A-2, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2-1, A-2-2 or A-2-3. Definitive
                                       -------------  -----   -----
     Class A-2 Investor Notes shall have such
     insertions and deletions as are necessary to give effect to the provisions of Section 2.11 of the Base Indenture.
         -------------

               "Class  A-2  Monthly  Interest" means, with respect to any Series
               ----------------------------
     2004-1 Interest Period, an amount equal to the product of (i) the Class A-2 Note Rate for such Series 2004-1 Interest Period, (ii) the Class A-2 Invested Amount on the first day of such Series 2004-1 Interest Period, after giving effect to any principal payments made on such date, or, in the case of the initial Series 2004-1 Interest Period, the Class A-2 Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2004-1 Interest Period and the denominator of which is 360.


               "Class  A-2  Note  Rate"  means,  (i) with respect to the initial
                ----------------------
     Series 2004-1 Interest Period, 1.63% per annum and (ii) with respect to each Series 2004-1 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2004-1 Interest Period plus 0.16% per annum.

               "Clearstream" is defined in Section 6.3.
                -----------                ------------

               "Deficiency"  is  defined  in  Section  5A.4(b)(i).
               -----------                    ------------------

               "Dividend  Amount"  means,  with respect to any Payment Date, the
               ----------------
     aggregate amount of dividends payable to the Series 2004-1 Preferred Members in respect of their Series 2004-1 Preferred Membership Interests pursuant to the LLC Agreement.

               "Dollar",  "US$"  and  "$"  means  lawful  currency of the United
               ------
     States.

               "DTC" means The Depository Trust Company or its successor, as the
                ---
     Clearing  Agency  for  the  Series  2004-1  Investor  Notes.

               "Enhancement  Matrix"  means  the  following  matrix:
               -------------------

                                                    Option 1   Option 2   Option 3
                                                    ---------  ---------  --------
         Level 1 Required Enhancement Percentage     12.36%     12.68%     12.99%
         Level 2 Required Enhancement Percentage     13.19%     13.52%     13.86%
         Level 3 Required Enhancement Percentage     14.01%     14.37%     14.73%
         Required Reserve Account
         Amount Percentage . . . . . . . . . . .    2.2032%    2.4794%    2.6214%


               "Equipment"  means  any  Vehicle that is not a Car, a Forklift, a
               ---------
     Heavy-Duty  Truck,  a  Medium-Duty  Truck,  a  Truck  Body  or  a  Trailer.

               "Euroclear"  is  defined  in  Section  6.3.
               ---------                     ------------

               "Excess  Alternative  Vehicle  Amount"  means,  on any Settlement
               ------------------------------------
     Date,  an  amount  equal  to  the  excess,  if  any,  of  (a)  the  sum  of

                         (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is not a Car allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

                         (ii) an amount equal to the aggregate for each Unit Vehicle which is not a Car subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

     over (b) an amount equal to 31.5% of the Aggregate Unit Balance as of such Settlement Date.

               "Excess  Equipment  Amount"  means,  on  any  Settlement Date, an
               --------------------------
     amount  equal  to  the  excess,  if  any,  of  (a)  the  sum  of

                         (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is Equipment allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

                         (ii) an amount equal to the aggregate for each Unit Vehicle which is Equipment subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

     over (b) an amount equal to 5% of the Aggregate Unit Balance as of such Settlement Date.

               "Excess Forklift Amount" means, on any Settlement Date, an amount
               -----------------------
     equal  to  the  excess,  if  any,  of  (a)  the  sum  of

                         (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Forklift allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

                         (ii) an amount equal to the aggregate for each Unit Vehicle which is a Forklift subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

     over (b) an amount equal to 2% of the Aggregate Unit Balance as of such Settlement Date.

               "Excess  Heavy-Duty  Truck Amount" means, on any Settlement Date,
                --------------------------------
    an amount  equal  to  the  excess,  if  any,  of  (a)  the  sum  of

                         (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Heavy-Duty Truck allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

                         (ii) an amount equal to the aggregate for each Unit Vehicle which is a Heavy-Duty Truck subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

     over (b) an amount equal to 7.5% of the Aggregate Unit Balance as of such Settlement Date.

               "Excess  Medium-Duty Truck Amount" means, on any Settlement Date,
               --------------------------------
     an  amount  equal  to  the  excess,  if  any,  of  (a)  the  sum  of

                         (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Medium-Duty Truck allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

                         (ii) an amount equal to the aggregate for each Unit Vehicle which is a Medium-Duty Truck subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

     over (b) an amount equal to 15.0% of the Aggregate Unit Balance as of such Settlement Date.

               "Excess  Trailer Amount" means, on any Settlement Date, an amount
                -----------------------
     equal  to  the  excess,  if  any,  of  (a)  the  sum  of

                         (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Trailer allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

                         (ii) an amount equal to the aggregate for each Unit Vehicle which is a Trailer subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

     over (b) an amount equal to 3% of the Aggregate Unit Balance as of such Settlement Date.

               "Excess  Truck  Amount"  means, on any Settlement Date, an amount
               ----------------------
     equal to the greater of (a) the sum of (i) the Excess Heavy-Duty Truck Amount on such Settlement

     Date and (ii) the Excess Medium-Duty Truck Amount on such Settlement Date and (b) an amount equal to the excess, if any, of (x) the sum of

                         (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Medium-Duty Truck or a Heavy-Duty Truck allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

                         (ii) an amount equal to the aggregate for each Unit Vehicle which is a Medium-Duty Truck or a Heavy-Duty Truck subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

     over (y) an amount equal to 21.5% of the Aggregate Unit Balance as of such Settlement Date.

               "Excess  Truck  Body  Amount"  means,  on any Settlement Date, an
               ----------------------------
     amount  equal  to  the  excess,  if  any,  of  (a)  the  sum  of

                         (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Truck Body allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

                         (ii) an amount equal to the aggregate for each Unit Vehicle which is a Truck Body subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

     over (b) an amount equal to 2% of the Aggregate Unit Balance as of such Settlement Date.

               "Final  Maturity Date" means the Class A-1 Final Maturity Date or
               --------------------
     the  Class  A-2  Final  Maturity  Date.

               "Forklift"  means  a  high-lift,  self-loading  mobile  vehicle,
                --------
     equipped  with load carriage and forks, for transporting and tiering loads.

               "Gross Vehicle Weight" means the maximum manufacturer recommended
               ----------------------
     weight that the axels of a Truck or Tractor can carry including the weight of the Truck or Tractor.

               "Heavy-Duty  Truck"  means  a  Truck  or  Tractor  having a Gross
               -----------------
     Vehicle  Weight  of  over  33,000  pounds.

               "Indenture Supplement" has the meaning set forth in the preamble.
               ---------------------

               "Interest  Shortfall  Amount"  is  defined  in  Section  5A.3(b)
               ---------------------------                     ----------------

               "Level  1  Required Enhancement Percentage" means on any date the
               -----------------------------------------
     percentage set forth in the Enhancement Matrix on the line titled "Level 1 Required Enhancement Percentage" for the Applicable Option.

               "Level  2  Required Enhancement Percentage" means on any date the
               -----------------------------------------
     percentage set forth in the Enhancement Matrix on the line titled "Level 2 Required Enhancement Percentage" for the Applicable Option.

               "Level  3  Required Enhancement Percentage" means on any date the
               -----------------------------------------
     percentage set forth in the Enhancement Matrix on the line titled "Level 3 Required Enhancement Percentage" for the Applicable Option.

               "LIBOR  Determination  Date"  means,  with  respect to any Series
               --------------------------
     2004-1 Interest Period, the second London Business Day next preceding the first day of such Series 2004-1 Interest Period.

               "Light-Duty Truck" means a Truck having a Gross Vehicle Weight of
               -----------------
     under 16,001  pounds.

               "London Business Day" means any day on which dealings in deposits
               -------------------
     in Dollars aretransacted in the London interbank market and banking institutions in London are not authorized or obligated by law or regulation to close.

               "Medium-Duty  Truck"  means  a  Truck  or  Tractor having a Gross
               ------------------
     Vehicle  Weight  of  between  16,001  pounds  and  33,000  pounds.

               "Monthly  Interest  Payment"  is  defined  in Section 5A.4(c)(v)
               --------------------------                    ------------------

               "One-Month  LIBOR" means, for each Series 2004-1 Interest Period,
               ----------------
     the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears on Telerate Page 3750 at approximately
     11:00 a.m., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on Telerate Page 3750, One-Month LIBOR will mean, for such 2004-1 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 a.m., New York City time, on the first day of such Series 2004-1 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2004-1 Interest Period.

               "Outstanding"  means,  with respect to the Series 2004-1 Investor
               -----------
     Notes, all Series 2004-1 Investor Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2004-1 Investor Notes
                                        ------
     theretofore canceled or delivered to the Transfer Agent and Registrar for cancellation, (b) Series 2004-1 Investor Notes which have not been presented for payment but funds for the payment of which are on deposit in the Series 2004-1 Distribution Account and are available for payment of such Series 2004-1 Investor Notes, and Series 2004-1 Investor Notes which are considered paid pursuant to Section 11.1 of the Base Indenture, or (c)
                                      ------------
     Series 2004-1 Investor Notes in exchange for or in lieu of other Series 2004-1 Investor Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Series 2004-1 Investor Notes are held by a purchaser for value.

               "Payment  Date"  means the 7th day of each month, or if such date
               -------------
     is not a Business Day, the next succeeding Business Day, commencing September 7, 2004.

               "Permanent  Global  Notes"  is  defined  in  Section  6.3.
               ------------------------                     ------------

               "PHH"  means  PHH  Corporation  and  its  successors and assigns.
                ---

               "Prepayment  Date"  is  defined  in  Article  4.
               ----------------                     ----------

               "QIBs"  is  defined  in  Section  6.1.
                ----                    ------------

               "Rating  Agencies"  means,  with  respect  to  the  Series 2004-1
               ----------------
     Investor Notes, Standard & Poor's, Moody's and any other nationally recognized rating agency rating the Series 2004-1 Investor Notes at the request of the Issuer.

               "Rating  Agency  Condition"  means,  with  respect  to any action
               ------------------------
     specified herein as requiring satisfaction of the Rating Agency Condition, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Issuer and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Series 2004-1 Investor Notes or of any Series 2004-1 Preferred Membership Interests.

               "Record  Date" means, with respect to each Payment Date, the last
                ------------
     day  of  the  immediately  preceding  calendar  month.

               "Reference  Banks" means four major banks in the London interbank
                ---------------
     market  selected  by  the  Calculation  Agent.

               "Regulation  S"  means  Regulation  S  promulgated  under  the
                -------------
     Securities  Act.

               "Required  Reserve  Account  Amount Percentage" means on any date
               ---------------------------------------------
     the percentage set forth in the Enhancement Matrix on the line titled "Required Reserve Account Amount Percentage" for the Applicable Option.


               "Restricted  Global  Notes"  is  defined  in  Section  6.2.
               -------------------------                     ------------

               "Restricted  Notes"  means  the  Restricted  Global Notes and all
                 ----------------
     other Series 2004-1Investor Notes evidencing the obligations, or any portion of the obligations, initially evidenced by the Restricted Global Notes, other than certificates transferred or exchanged upon certification as provided in Section 6.5.
                       ------------

               "Restricted  Period"  means  the  period commencing on the Series
               ------------------
     2004-1 Closing Date and ending on the 40th day after the Series 2004-1 Closing Date.

               "Rule 144A" means Rule 144A promulgated under the Securities Act.
               ----------

               "Series 2004-1" means Series 2004-1, the Principal Terms of which
               --------------
     are  set  forth  in  this  Indenture  Supplement.

               "Series  2004-1  Administrator  Fee"  is  defined in Section 5.2.
               ----------------------------------                   ------------

               "Series  2004-1 Allocated Adjusted Aggregate Unit Balance" means,
               --------------------------------------------------------
     as of any date of determination, the product of (a) the Adjusted Aggregate Unit Balance and (b) the percentage equivalent of a fraction the numerator of which is the Series 2004-1 Required Asset Amount as of such date and the denominator of which is the sum of (x) the Series 2004-1 Required Asset Amount and (y) the aggregate Required Asset Amounts with respect to each other Series of Investor Notes as of such date, including all Series of Investor Notes that have been paid in full but as to which the Amortization Period shall have not ended.

               "Series  2004-1  Allocated  Asset Amount Deficiency" means, as of
               ----------------------------------------------------
     any date of determination, the amount, if any, by which the Series 2004-1 Allocated Adjusted Aggregate Unit Balance is less than the Series 2004-1 Required Asset Amount as of such date.

               "Series 2004-1 Amortization Period" means the period beginning at
               ---------------------------------
     the earlier of (a) the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2004-1 Investor Notes and (b) the close of business on the Period End Date in January 2006 and ending on the date when
     (i) the Series 2004-1 Investor Notes are fully paid, (ii) all dividends accrued and accumulated on the Series 2004-1 Preferred Membership Interests shall have been declared and paid in full, (iii) the Series 2004-1 Preferred Membership Interests shall have been redeemed in accordance with their terms and (iv) all amounts owing in respect of the Series 2004-1 Preferred Membership Interests under the Series 2004-1 Preferred Membership Interest Purchase Agreement shall have been paid in full by the Issuer.

               "Series 2004-1 Available Excess Collections Amount" means, on any
               ---------------------------------------------------
     Business Day during the period commencing on a Period End Date to but excluding the next succeeding Settlement Date, an amount equal to the excess, if any, of (a) the amount deposited in the Series 2004-1 General Collection Subaccount during the immediately preceding Monthly Period pursuant to Section 5A.2(a) over (b) the sum of (i) the amounts to be
                   ---------------
     distributed from the Series 2004-1 Settlement Collection Subaccount pursuant to paragraphs (i) through (xii) of Section 5A.4(c) on such
                                                        ---------------
     Settlement Date, and (ii) any amounts owing in respect of the Series 2004-1 Preferred Membership Interests under the Series 2004-1 Preferred Membership Interest Purchase Agreement on such Settlement Date.


               "Series  2004-1  Basic  Servicing Fee" is defined in Section 5.1.
                ------------------------------------                ------------

               "Series  2004-1  Closing  Date"  means  July  29,  2004.
               -----------------------------

               "Series  2004-1  Collateral"  means  the  Collateral,  the Series
               --------------------------
     2004-1 Reserve Account, the Series 2004-1 Yield Supplement Account, the Series 2004-1 Distribution Account and the Series 2004-1 Lease Rate Caps.

               "Series  2004-1  Collection  Subaccount"  is  defined  in Section
               --------------------------------------                    -------
          5A.1(a).
          ------

               "Series  2004-1  Distribution  Account"  is  defined  in  Section
               -------------------------------------                     -------
          5A.10(a).
          --------

               "Series  2004-1  Eligible  Counterparty"  means  a  financial
               --------------------------------------
     institution having on the date of any acquisition of a Lease Rate Cap short-term debt ratings of at least "A-1" by Standard & Poor's and "P-1" by Moody's and long-term unsecured debt ratings of at least "A+" by Standard & Poor's and "Aa3" by Moody's.

               "Series  2004-1  Excess  Fleet  Receivable Amount" means, for any
               -------------------------------------------------
     Settlement Date, an amount equal to the product of (a) the average daily Series 2004-1 Invested Percentage during the immediately preceding Monthly Period and (b) the Excess Fleet Receivable Amount for such Settlement Date.


               "Series  2004-1  Gain  on  Sale  Account  Percentage"  means 10%.
               -----------------------------------------------------

               "Series  2004-1  Global  Notes"  means a Temporary Global Note, a
               ------------------------------
     Restricted  Global  Note  or  a  Permanent  Global  Note.

               "Series  2004-1  Hypothetical  Yield Shortfall Amount" means, for
                ----------------------------------------------------
     any Settlement Date, an amount equal to the product of (x) the excess, if any, of the Series 2004-1 Minimum Yield Rate for such Settlement Date over the CP Rate as of the last day of the immediately preceding Monthly Period,
     (y) the Series 2004-1 Invested Percentage on such Settlement Date of the aggregate Lease Balance of all Floating Rate Leases as of the last day of the immediately preceding Monthly Period and (z) 2.75.

               "Series  2004-1  Initial  Invested  Amount"  means the sum of the
                -----------------------------------------
     Class  A-1  Initial  Invested  Amount  and  the  Class A-2 Initial Invested
     Amount.

               "Series  2004-1 Interest Period" means a period commencing on and
               --------------------------------
     including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series
                                      --------  -------
     2004-1 Interest Period shall commence on and include the Series 2004-1 Closing Date and end on and include September 6, 2004.

               "Series  2004-1  Invested  Amount"  means,  as  of  any  date  of
               ---------------------------------
     determination, the sum of the Class A-1 Invested Amount and the Class A-2 Invested Amount as of such date.


               "Series  2004-1  Invested  Percentage" means, with respect to any
               -------------------------------------
     Business Day (i)during the Series 2004-1 Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the Series 2004-1 Allocated Adjusted Aggregate Unit Balance as of the end of the immediately preceding Business Day and the denominator of which is the sum of the numerators used to determine invested percentages for allocations for all Series of Investor Notes (and all classes of such Series of Investor Notes), including all Series of Investor Notes that have been paid in full but as to which the Amortization Period has not ended, as of the end of such immediately preceding Business Day or (ii) during the Series 2004-1 Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the Series 2004-1 Allocated Adjusted Aggregate Unit Balance as of the end of the Series 2004-1 Revolving Period, and the denominator of which is the sum of the numerators used to determine invested percentages for allocations for all Series of Investor Notes (and all classes of such Series of Investor Notes), including all Series of Investor Notes that have been paid in full but as to which the Amortization Period has not ended, as of the end of the immediately preceding Business Day.

               "Series  2004-1  Investor  Noteholder"  means,  collectively, the
               -------------------------------------
     Class  A-1  Investor  Noteholders  and  the Class A-2 Investor Noteholders.

               "Series  2004-1  Investor  Note  Owner"  means, with respect to a
               -------------------------------------
     Series 2004-1 Global Note, the Person who is the beneficial owner of an interest in such Series 2004-1 Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).

               "Series 2004-1 Investor Notes" means, collectively, the Class A-1
               -----------------------------
     Investor  Notes  and  the  Class  A-2  Investor  Notes.

               "Series  2004-1  Junior Preferred Membership Interests" means the
               -----------------------------------------------------
     Junior Preferred Membership Interests relating to the Series 2004-1 Investor Notes, if any, issued by the Issuer pursuant to the LLC Agreement.

               "Series  2004-1  Lease  Rate Cap" means one or more interest rate
               --------------------------------
     caps whether now or hereafter existing or acquired, substantially in the form of Exhibit D, from a Series 2004-1 Eligible Counterparty.
               ---------

               "Series  2004-1  Liquid  Credit Enhancement Deficiency" means, on
               -------------------------------------------------------
     any date of determination, the amount by which the Series 2004-1 Reserve Account Amount is less than the Series 2004-1 Required Reserve Account Amount.

               "Series  2004-1  Minimum  Yield  Rate"  means, for any Settlement
               --------------------------------------
     Date, a rate per annum equal to the sum of (i) the Series 2004-1 Weighted Average Cost of Funds for such Settlement Date, (ii) 0.225% and (iii) 0.48%.

               "Series  2004-1  Monthly  Interest"  means,  with  respect to any
               ---------------------------------
     Series 2004-1 Interest Period, the sum of Class A-1 Monthly Interest and Class A-2 Monthly Interest for such Series 2004-1 Interest Period.

               "Series  2004-1  Monthly  Residual  Value  Gain"  means,  for any
               -----------------------------------------------
     Settlement Date, an amount equal to the product of (a) the average daily Series 2004-1 Invested Percentage during the immediately preceding Monthly Period and (b) the Monthly Residual Value Gain for such Settlement Date.

               "Series  2004-1  Note  Rate" means the Class A-1 Note Rate or the
               ----------------------------
     Class  A-2  Note  Rate,  as  the  context  may  require.

               "Series 2004-1 Note Termination Date" means the date on which the
               ------------------------------------
     Series  2004-1  Investor  Notes  are  fully  paid.

               "Series  2004-1  Preferred Member Distribution Account" means the
               -------------------------------------------------------
     account established in respect of the Series 2004-1 Preferred Membership Interests pursuant to the LLC Agreement.

               "Series 2004-1 Preferred Members" means the registered holders of
               ----------------------------------
     the  Series  2004-1  Preferred  Membership  Interests.

               "Series  2004-1 Preferred Membership Interest Purchase Agreement"
               -----------------------------------------------------------------
     means, collectively, one or more purchase agreements among the Issuer, one or more purchasers of the Series 2004-1 Senior Preferred Membership Interests thereunder, any agents of such purchasers, any banks or other financial institutions providing liquidity funding to such purchasers and the Administrator, as the same may from time to time be amended, supplemented or otherwise modified in accordance with its terms, and one or more purchase agreements relating to the Series 2004-1 Junior Preferred Membership Interests among the Issuer, one or more purchasers of the Series 2004-1 Junior Preferred Membership Interests and the Administrator, as the same may from time to time be amended, supplemented or otherwise modified in accordance with its terms.

               "Series  2004-1  Preferred Membership Interests" means the Series
               -----------------------------------------------
     2004-1 Senior Preferred Membership Interests and the Series 2004-1 Junior Preferred Membership Interests, if any.

               "Series  2004-1  Principal  Collection  Subaccount" is defined in
                -------------------------------------------------
     Section  5A.1(a).
     ---------------

               "Series  2004-1  Principal  Payment  Amount"  means,  for  any
               ------------------------------------------
     Settlement Date, an amount equal to the product of (a) the average daily Series 2004-1 Invested Percentage during the immediately preceding Monthly Period and (b) the Principal Payment Amount for such Settlement Date.

               "Series  2004-1  Required  Asset Amount" means, as of any date of
               --------------------------------------
     determination, the sum of the Series 2004-1 Invested Amount and the Series 2004-1 Required Overcollateralization Amount as of such date.

               "Series  2004-1  Required Enhancement Amount" means, on any date,
               -------------------------------------------
     the sum of (a) the Series 2004-1 Required Percentage on such date of the Series 2004-1 Initial Invested Amount plus (b) the sum of:

                         (i) if the Three-Month Average Residual Value Loss Ratio with respect to the most recent Settlement Date exceeded 12.50%, an amount equal to the product of (A) the Series 2004-1 Invested Percentage as of the last day of the Monthly Period immediately preceding such Settlement Date and (B) 90% of the amount by which the Aggregate Residual Value Amount exceeded the Excess Residual Value Amount, in each case, as of that date; plus

                         (ii)  the  greater  of

                              (A)  the  sum  of:

                              (1) an amount equal to the product of (x) the Series 2004-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Equipment Amount on such Settlement Date;

                              (2) an amount equal to the product of (x) the Series 2004-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Forklift Amount on such Settlement Date;

                              (3) an amount equal to the product of (x) the Series 2004-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Truck Amount on such Settlement Date;

                              (4) an amount equal to the product of (x) the Series 2004-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Trailer Amount on such Settlement Date; and

                              (5) an amount equal to the product of (x) the Series 2004-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Truck Body Amount on such Settlement Date; or

                              (B) an amount equal to the product of (x) the Series 2004-1 Invested Percentage as of the last day of the Monthly Period immediately preceding such Settlement Date and (y) the Excess Alternative Vehicle Amount on such Settlement Date.

     ; provided, however, that, after the declaration or occurrence of an Amortization Event, the Series 2004-1 Required Enhancement Amount shall equal the Series 2004-1 Required Enhancement Amount on the date of the declaration or occurrence of such Amortization Event.


               "Series 2004-1 Required Investor Noteholders" means Series 2004-1
               --------------------------------------------
     Investor Noteholders holding more than 50% of the Series 2004-1 Invested Amount (excluding any Series 2004-1 Investor Notes held by the Issuer or any Affiliate of the Issuer).


               "Series  2004-1 Required Lease Rate Cap" means one or more Series
               ----------------------------------------
     2004-1 Lease Rate Caps having, in the aggregate, a notional amount on each Payment Date equal to the lesser of (x) the average daily Series 2004-1 Invested Percentage during the Monthly Period immediately preceding such Payment Date of the aggregate Lease Balance of all Fixed Rate Leases allocated to the Lease SUBI Portfolio as of the last day of the immediately preceding Monthly Period that were not Fixed Rate Leases when initially allocated to the Lease SUBI Portfolio or on the Series 2004-1 Closing Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles and (y) the sum of the Series 2004-1 Invested Amount and the aggregate stated liquidation preference of the Series 2004-1 Preferred Membership Interests on such Payment Date and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the weighted average fixed rate of interest on such Fixed Rate Leases minus 0.705% per annum.

               "Series  2004-1  Required Overcollateralization Amount" means, on
               -------------------------------------------------------
     any date of determination during an Accrual Period, the amount by which the Series 2004-1 Required Enhancement Amount exceeds the sum of (a) the Series 2004-1 Reserve Account Amount and (b) the amount on deposit in the Series 2004-1 Principal Collection Subaccount on such date (excluding any amounts deposited therein pursuant to Section 5A.2(d) during the Monthly Period
                                       ----------------
     commencing  after  the  first  day  of  such  Accrual  Period).

               "Series  2004-1  Required  Percentage"  means,  on  any  date  of
               ------------------------------------
     determination, the Level 2 Required Enhancement Percentage as of such date unless:

               (a) for the most recent Settlement Date all of the following were true:

               (i)  the  Three Month Average Charge-Off Ratio was 0.50% or less;

               (ii) the Twelve Month Average Charge-Off Ratio was 0.25% or less;

               (iii) the Three Month Average Residual Value Loss Ratio was 10.00% or less;

               (iv) the Twelve Month Average Residual Value Loss Ratio was 5.00% or less;

               (v) the Three Month Average Paid-In Advance Loss Ratio was 1.00% or less;

               (vi) the Twelve Month Average Paid-In Advance Loss Ratio was 0.50% or less; and

               (vii) the Three Month Average Delinquency Ratio was 4.50% or less;

     in which case, the Series 2004-1 Required Percentage on such date will equal the Level 1 Required Enhancement Percentage as of such date or

               (b) for the most recent Settlement Date any one of the following was true:

               (i)  the  Three  Month  Average  Charge-Off Ratio exceeded 0.75%;

               (ii)  the  Twelve  Month Average Charge-Off Ratio exceeded 0.50%;

               (iii) the Three Month Average Residual Value Loss Ratio exceeded 12.50%;

               (iv) the Twelve Month Average Residual Value Loss Ratio exceeded 10.00%;

               (v) the Twelve Month Average Paid-In Advance Loss Ratio exceeded 0.75%; or

               (vi)  the  Three  Month Average Delinquency Ratio exceeded 6.00%;

     in which case, the Series 2004-1 Required Percentage on such date will equal the Level 3 Required Enhancement Percentage as of such date.

               "Series  2004-1  Required  Reserve  Account Amount" means, on any
               --------------------------------------------------
     date, an amount equal to the Required Reserve Account Amount Percentage as of such date of the Series 2004-1 Initial Invested Amount.


               "Series  2004-1  Required  Yield Supplement Amount" means, on any
               --------------------------------------------------
     Settlement  Date,  the  excess,  if  any,  of  (a)  the Series 2004-1 Yield
     Shortfall  Amount  for  such Settlement Date over (b) 70% of the product of
     (x) the Series 2004-1 Invested Percentage on such Settlement Date and (y) the Class X 1999-1B Invested Amount as of such Settlement Date (after giving effect to any increase thereof on such Settlement Date); provided, however that upon the occurrence of a Receivable Purchase Termination Event, the Series 2004-1 Required Yield Supplement Amount on any Settlement Date will equal the Series 2004-1 Yield Shortfall Amount for such Settlement Date.

               "Series  2004-1  Reserve  Account" is defined in Section 5A.8(a).
               --------------------------------                 --------------

               "Series  2004-1  Reserve  Account  Amount"  means, on any date of
               -----------------------------------------
     determination, the amount on deposit in the Series 2004-1 Reserve Account and available for withdrawal therefrom.

               "Series  2004-1  Reserve  Account  Surplus" means, on any date of
               ------------------------------------------
     determination, the amount, if any, by which the Series 2004-1 Reserve Account Amount exceeds the Series 2004-1 Required Reserve Account Amount.

               "Series  2004-1  Revolving  Period"  means  the  period  from and
               ----------------------------------
     including the Series 2004-1 Closing Date to but excluding the commencement of the Series 2004-1 Amortization Period.

               "Series  2004-1 Senior Preferred Membership Interests" means each
               ------------------------------------------------------
     series of Senior Preferred Membership Interests relating to the Series 2004-1 Investor Notes issued by the Issuer pursuant to the LLC Agreement.

               "Series  2004-1  Series  Servicing  Fee Percentage" is defined in
               --------------------------------------------------
     Section  5.1.
     ------------

               "Series  2004-1  Settlement  Collection Subaccount" is defined in
               --------------------------------------------------
     Section  5A.1(a).
     ---------------

               "Series  2004-1  Subaccounts"  is  defined  in  Section  5A.1(a).
               ---------------------------                      ----------------

               "Series  2004-1 Supplemental Servicing Fee" is defined in Section
               --------------------------------------------              -------
     5.1.
     ---
               "Series  2004-1  Weighted  Average  Cost of Funds" means, for any
               -------------------------------------------------
     the product of (a) the quotient of the sum of (i) the aggregate amount of interest payable on the Series 2004-1 Investor Notes on such Settlement Date and (ii) the aggregate amount of dividends payable on the Series 2004-1 Preferred Membership Interests on such Settlement Date, divided by the sum of (i) the Series 2004-1 Invested Amount as of the first day of the immediately preceding Series 2004-1 Interest Period and (ii) the aggregate stated liquidation preference of the Series 2004-1 Preferred Membership Interests as of such day and (b) a fraction, the numerator of which is 360 and the denominator of which is the number of days in the Series 2004-1 Interest Period ending on such Settlement Date.

               "Series  2004-1  Weighted Average Yield Shortfall" means, for any
               ------------------------------------------------
     Settlement Date, the excess, if any, of (a) the Series 2004-1 Minimum Yield Rate for such Settlement Date over (b) the Series 2004-1 Weighted Average Yield Shortfall Lease Yield for such Settlement Date.

               "Series  2004-1  Weighted  Average  Yield  Shortfall Lease Yield"
               ---------------------------------------------------------------
     means, for any Settlement Date, the quotient of the sum of the product with respect to each Series 2004-1 Yield Shortfall Lease of (a) the actual or implicit finance charge rate applicable to such Series 2004-1 Yield Shortfall Lease and (b) the Net Book Value of the Leased Vehicle subject to such Series 2004-1 Yield Shortfall Lease as of the last day of the immediately preceding Monthly Period divided by the aggregate Net Book Value of the Leased Vehicles subject to all of the Series 2004-1 Yield Shortfall Leases as of the last day of the immediately preceding Monthly Period.

               "Series  2004-1 Weighted Average Yield Shortfall Life" means, for
               ----------------------------------------------------
     any Settlement Date, 50% of the weighted (on the basis of Net Book Value of the related Leased Vehicle) average Assumed Lease Term of the Series 2004-1 Yield Shortfall

     Leases, assuming that all scheduled lease payments are made thereon when scheduled and that the Obligors thereunder do not elect to convert such Series 2004-1 Yield Shortfall Leases to Fixed Rate Leases, as of the last day of the immediately preceding Monthly Period.


               "Series  2004-1 Yield Shortfall Amount" means, for any Settlement
               ---------------------------------------
     Date, (i) if the Series 2004-1 Hypothetical Yield Shortfall Amount for such Settlement Date is less than 70% of the product of the Series 2004-1
     Invested Percentage and the Class X 1999-1B Invested Amount as of such Settlement Date (after giving effect to any increase thereof on such Settlement Date), an amount equal to the Series 2004-1 Hypothetical Yield Shortfall Amount and (ii) otherwise, an amount equal to the product of (x) the Series 2004-1 Weighted Average Yield Shortfall for such Settlement Date, (y) the Series 2004-1 Invested Percentage on such Settlement Date of the aggregate Lease Balance of all Series 2004-1 Yield Shortfall Leases as of the last day of the immediately preceding Monthly Period and (z) the Series 2004-1 Weighted Average Yield Shortfall Life for such Settlement Date.

               "Series 2004-1 Yield Shortfall Lease" means, as of any Settlement
               ---------------------------------------
     Date, each Unit Lease that is a Floating Rate Lease with an actual or implicit finance charge rate of less than the Series 2004-1 Minimum Yield
     Rate  as  of  the  last  day  of  the immediately preceding Monthly Period.


               "Series  2004-1  Yield  Supplement Account" is defined in Section
               ------------------------------------------                -------
     5A.9(a).
     -------

               "Series  2004-1  Yield  Supplement  Account Amount" means, on any
               --------------------------------------------------
     date of determination, the amount on deposit in the Series 2004-1 Yield Supplement Account and available for withdrawal therefrom.

               "Series  2004-1  Yield  Supplement Account Surplus" means, on any
               ---------------------------------------------------
     date of determination, the amount, if any, by which the Series 2004-1 Yield Supplement Account Amount exceeds the Series 2004-1 Required Yield Supplement Amount.

               "Series 2004-1 Yield Supplement Deficiency" means, on any date of
               -----------------------------------------
     determination, the amount by which the Series 2004-1 Yield Supplement Account Amount is less than the Series 2004-1 Required Yield Supplement Amount.

               "Telerate  Page  3750"  has  the  meaning  set  forth  in  the
               --------------------
     International Swaps Derivatives Association, Inc. 1991 Interest Rate and Currency Exchange Definitions.

               "Temporary  Global  Notes"  is  defined  in  Section  6.3.
               -------------------------                    ------------

               "Total  Cash  Available"  means,  for  any  Settlement  Date, the
               ----------------------
     excess, if any, of (a) the sum of (i) the aggregate amount of Collections allocated to the Series 2004-1 General Collection Subaccount pursuant to
     Section  5A.2(a)  during  the immediately preceding Monthly Period, (ii) an
     ---------------
     amount equal to the product of the average daily Series 2004-1 Invested Percentage during such Monthly Period and the amount of the Unit Repurchase Payments paid by the Servicer and/or SPV on such Settlement Date, (iii) an amount equal to the product of the average daily Series 2004-1 Invested Percentage during such

     Monthly Period and the amount of the Monthly Servicer Advance made by the Servicer on such Settlement Date, (iv) an amount equal to the product of the average daily Series 2004-1 Invested Percentage during such Monthly Period and the amount withdrawn from the Gain on Sale Account pursuant to
     Section  5.2(e)  of  the  Base  Indenture  on the Transfer Date immediately
     --------------
     preceding such Settlement Date and (v) the investment income on amounts on deposit in the Series 2004-1 Principal Collection Subaccount and the Series 2004-1 General Collection Subaccount transferred to the Series 2004-1 Settlement Collection Subaccount on such Settlement Date pursuant to
     Section  5A.1(b)  over  (b)  the  amount  withdrawn  from the Series 2004-1
     ---------------
     General Collection Subaccount pursuant to Section 5A.2(f) during the period
                                                --------------
     commencing on the Period End Date immediately preceding such Settlement Date to but excluding such Settlement Date.


               "Tractor"  means a vehicle designed to pull a Trailer by means of
               ---------
     a  fifth  wheel  mounted  over  its  rear  axel.


               "Trailer"  means a truck trailer supported at the rear by its own
               --------
     wheels  and  at  the  front  by  a  fifth  wheel  mounted  to  a  Tractor.

               "Truck"  means  a vehicle that carries cargo in a body mounted to
               ------
      its  chassis  rather  than  in  a  Trailer  towed  by  the  vehicle.

               "Truck  Body"  means  the  outer shell of a motor vehicle that is
               -----------
     mounted to a cab chassis and that covers that chassis from the back of the cab to the end of the body. A Vehicle shall not be a Truck Body if it also includes the cab.


                                   ARTICLE II

                         ARTICLE 5 OF THE BASE INDENTURE

               Sections  5.1  through  5.4  of the Base Indenture and each other
               -------------           ---
Section of Article 5 of the Indenture relating to another Series shall read in their entirety as provided in the Base Indenture or any applicable Indenture Supplement. Article 5 of the Indenture (except for Sections 5.1 through 5.4
             ----------                                 ------------         ---
thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Series 2004-1 Investor Notes:

          Section  5A.1  Establishment  of  Series  2004-1  Subaccounts.
          -------------  -----------------------------------------------

     (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2004-1 Investor Noteholders (i) a subaccount of the Collection Account (the "Series 2004-1 Collection
                                                    --------------------------
Subaccount");  and  (ii)  three  subaccounts  of  the  Series  2004-1 Collection
-----------
Subaccount: (1) the Series 2004-1 General Collection Subaccount, (2) the Series 2004-1 Principal Collection Subaccount and (3) the Series 2004-1 Settlement Collection Subaccount (respectively, the "Series 2004-1 General Collection
                                              ----------------------------------
Subaccount," the "Series 2004-1 Principal Collection Subaccount" and the "Series
----------        ---------------------------------------------          -------
2004-1  Settlement Collection Subaccount"); the accounts established pursuant to
----------------------------------------
this  Section  5A.1(a),  collectively,  the  "Series  2004-1 Subaccounts"), each
      ---------------                         ---------------------------
Series 2004-1 Subaccount to bear a designation indicating that the funds deposited therein are held for the benefit of the Series 2004-1 Investor Noteholders. The Indenture Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Series 2004-1 Subaccounts and the proceeds thereof for the benefit of the Series 2004-

1 Investor Noteholders. The Series 2004-1 Subaccounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2004-1 Investor Noteholders.

     (b) The Issuer shall instruct the institution maintaining the Collection Account in writing to invest funds on deposit in the Series 2004-1 Subaccounts at all times in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that funds on deposit in a Series 2004-1 Subaccount may be invested together with funds held in other subaccounts of the Collection Account. Amounts on deposit and available for investment in the Series 2004-1 General Collection Subaccount shall be invested by the Indenture Trustee at the written direction of the Issuer in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the next Payment Date. Amounts on deposit and available for investment in the Series 2004-1 Principal Collection Subaccount shall be invested by the Indenture Trustee at the written direction of the Issuer in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, (i) in the case of any such investment made during the Series 2004-1 Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made on any day during the Series 2004-1 Amortization Period, on or prior to the Business Day immediately preceding the next Payment Date. On each Settlement Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 2004-1 Principal Collection Subaccount and the Series 2004-1 General Collection Subaccount shall be deposited in the Series 2004-1 Settlement Collection Subaccount. The Issuer shall not direct the Indenture Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written direction as provided hereunder, all funds on deposit in the Collection Account shall remain uninvested.

     Section  5A.2     Allocations  with  Respect  to the Series 2004-1 Investor
     -------------     ---------------------------------------------------------
                       Notes.
                       -----

     (a) Prior to 1:00 P.M., New York City time, on each Deposit Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 2004-1 Investor Noteholders and deposit in the Series 2004-1 General Collection Subaccount an amount equal to the product of the Series 2004-1 Invested Percentage on such Deposit Date and the Collections deposited into the Collection Account on such Deposit Date.

     (b) On the Series 2004-1 Closing Date, the Indenture Trustee shall (i) deposit $11,016,000 of the net proceeds from the sale of the Series 2004-1 Investor Notes in the Series 2004-1 Reserve Account and (ii) deposit the remainder of the net proceeds from the sale of the Series 2004-1 Investor Notes in the Series 2004-1 Principal Collection Subaccount.

     (c)  On  each  Determination  Date,  the  Administrator  shall  direct  the
Indenture Trustee in writing to allocate to the Series 2004-1 Investor Noteholders and deposit in the Series 2004-1 Settlement Collection Subaccount on the immediately succeeding Transfer Date amounts withdrawn from the Gain on Sale Account on such Transfer Date, in an amount equal to the product of the average daily Series 2004-1 Invested Percentage during the immediately preceding Monthly Period and the amount withdrawn from the Gain on Sale Account pursuant to Section 5.2(e) of the Base Indenture on such Transfer Date
             ---------------

     (d) On each Determination Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 2004-1 Investor Noteholders and deposit in the Series 2004-1 Settlement Collection Subaccount on the immediately succeeding Settlement Date the following amounts:

     (i) any Unit Repurchase Payments made by the Servicer and/or SPV, in an amount equal to the product of the average daily Series 2004-1 Invested Percentage during the immediately preceding Monthly Period and the amount of such Unit Repurchase Payments;

     (ii) the Monthly Servicer Advance made by the Servicer, in an amount equal to the product of the average daily Series 2004-1 Invested Percentage during the immediately preceding Monthly Period and the amount of such Monthly Servicer Advance;

     (iii) payments made under the Lease Rate Caps maintained by the Issuer pursuant to Sections 5A.11(a) and (b), in an amount equal to the product of
                -----------------      ---
     the average daily Series 2004-1 Invested Percentage during the immediately preceding Monthly Period and the amount of such payments; and

     (iv) all payments made to the Indenture Trustee under the Series 2004-1 Lease Rate Cap.

     (e) During the Series 2004-1 Revolving Period, the Administrator may direct the Indenture Trustee in writing on any Business Day to withdraw amounts on deposit in the Series 2004-1 Principal Collection Subaccount for any of the following purposes:

     (i) if such Business Day is an Additional Closing Date, to remit all or a portion of the Transferred Asset Payment due on such Additional Closing Date pursuant to the Transfer Agreement;

     (ii)  to  reduce  the  Invested  Amount of any Series of Investor Notes; or

     (iii) on the August 2004 Payment Date, in an amount equal to $88,536,603, to the Issuer for the redemption of the series 2001-1A senior preferred membership interests held by Terrapin Funding LLC; provided, that, after giving effect to the withdrawal of those funds from the Series 2004-1 Principal Collection Subaccount and application thereof to the redemption of the series 2001-1A senior preferred membership interests and the issuance by the Issuer of any Series 2004-1 Senior Membership Interests on that date, no Series 2004-1 Allocated Asset Amount Deficiency shall exist.

     (f) Prior to the occurrence of a Potential Amortization Event or an Amortization Event, on any Business Day during the period commencing on a Period End Date to but excluding the next succeeding Settlement Date on which the Administrator is able to determine the amounts to be distributed from the Series 2004-1 Settlement Collection Subaccount pursuant to paragraphs (i) through (xii)of Section 5A.4(c)on such Settlement Date and any
                                  --------------
amounts owing in respect of the Series 2004-1 Preferred Membership Interests under the Series 2004-1 Preferred Membership Interest Purchase Agreement on such Settlement Date, the Administrator may direct the Indenture Trustee in writing to withdraw from the Series 2004-1 General Collection Subaccount and remit to the Issuer the Series 2004-1 Available Excess Collections Amount for such Business Day.


     Section  5A.3     Determination  of  Interest.
     -------------     ----------------------------

     (a) JPMorgan Chase is hereby appointed Calculation Agent for the purpose of determining the Series 2004-1 Note Rates for each Series 2004-1 Interest Period. On each LIBOR Determination Date, the Calculation Agent shall determine the Series 2004-1 Note Rate for each Class of Series 2004-1 Investor Notes for the next succeeding Series 2004-1 Interest Period and deliver notice of such Series 2004-1 Note Rates to the Indenture Trustee. On each LIBOR Determination Date, the Indenture Trustee shall deliver to the Administrator notice of the Series 2004-1 Note Rate for each Class of Series 2004-1 Investor Notes for the next succeeding Series 2004-1 Interest Period.

     (b) On each Determination Date, the Administrator shall determine the excess, if any (the "Interest Shortfall Amount"), of (i) the sum of (A) the
                        ---------------------------
Series 2004-1 Monthly Interest for the Series 2004-1 Interest Period ending on the next succeeding Payment Date and (B) the amount of any unpaid Interest Shortfall Amount, as of the preceding Payment Date (together with any Additional Interest on such Interest Shortfall Amount) over (ii) the amount which will be
                                              ----
available to pay interest on the Series 2004-1 Investor Notes in accordance with
Section  5A.4(c)  on  such  Payment  Date. If the Interest Shortfall Amount with
----------------
respect to any Payment Date is greater than zero, payments of interest to the Series 2004-1 Investor Noteholders will be reduced on a pro rata basis, based on
                                                        --- ----
the amount of interest payable to each such Series 2004-1 Investor Noteholder, by the Interest Shortfall Amount. The portion of the Interest Shortfall Amount allocable to each Class of Series 2004-1 Investor Notes shall be referred to as the "Class A-1 Interest Shortfall Amount" and the "Class A-2 Interest Shortfall
      -----------------------------------           ---------------------------
Amount",  respectively. An additional amount of interest ("Additional Interest")
-------                                                    --------------------
shall accrue on the Class A-1 Interest Shortfall Amount and the Class A-2 Interest Shortfall Amount for each Series 2004-1 Interest Period at the applicable Series 2004-1 Note Rate for such Series 2004-1 Interest Period.

     Section  5A.4     Monthly  Application  of  Collections.
     -------------     --------------------------------------

     (a) On each Settlement Date, the Administrator shall direct the Indenture Trustee in writing to withdraw from the Series 2004-1 General Collection Subaccount and allocate to the Series 2004-1 Settlement Collection Subaccount an amount equal to Total Cash Available for such Settlement Date (less an amount equal to the investment income from the Series 2004-1 General Collection Subaccount and the Series 2004-1 Principal Collection Subaccount transferred to the Series 2004-1 Settlement Collection Subaccount pursuant to Section 5A.1(b)).
                                                               ---------------
(b) If the Administrator determines that the aggregate amount distributable from the Series 2004-1 Settlement Collection Subaccount pursuant to paragraphs
(i)  through  (ix) of Section 5A.4(c) on any Payment Date exceeds the Total Cash
                      ---------------
Available  for  such  Payment  Date  (the "Deficiency"), the Administrator shall
                                           ----------
notify the Indenture Trustee thereof in writing at or before 10:00 a.m., New York City time, on the Business Day immediately preceding such Payment Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on such Payment Date, withdraw from the Series 2004-1 Reserve Account and deposit in the Series 2004-1
Settlement Collection Subaccount an amount equal to the least of (x) such Deficiency, (y) the product of the average daily Series 2004-1 Invested Percentage during the immediately preceding Monthly Period and Aggregate Net Lease Losses for such Monthly Period and (z) the Series 2004-1 Reserve Account Amount and, to the extent that such amount is less than the Deficiency, withdraw from the Series 2004-1 Yield Supplement Account and deposit in the Series 2004-1 Settlement Collection Subaccount an amount equal to the lesser of the amount of such insufficiency and the Series 2004-1 Yield Supplement Account Amount. If the Deficiency with respect to any Payment Date exceeds the amounts to be withdrawn from the Series 2004-1 Reserve Account and the Series 2004-1 Yield Supplement Account pursuant to the immediately preceding sentence, the Administrator shall instruct the Indenture Trustee in writing at or before 10:00 a.m., New York City time, on the Business Day immediately preceding such Payment Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on such Payment Date, withdraw from the Series 2004-1 Reserve Account and deposit in the Series 2004-1 Settlement Collection Subaccount an amount equal to the lesser of (x) the remaining portion of the Deficiency and (y) the Series 2004-1 Reserve Account Amount (after giving effect to the withdrawal described in the immediately preceding sentence).

     (ii) If the Administrator determines that (A) the amount to be deposited in the Series 2004-1 Distribution Account in accordance with Section
                                                                         -------
5A.4(c)(ix)  and  paid to the Class A-1 Investor Noteholders pursuant to Section
----------                                                               -------
5A.6  on  the  Class A-1 Final Maturity Date is less than the Class A-1 Invested
----
Amount or (B) the amount to be deposited in the Series 2004-1 Distribution Account in accordance with Section 5A.4(c)(ix) and paid to the Class A-2
                                        ----------
Investor  Noteholders  pursuant  to Section 5A.6 on the Class A-2 Final Maturity
                                    ------------
Date is less than the Class A-2 Invested Amount, the Administrator shall notify the Indenture Trustee thereof in writing at or before 10:00 a.m., New York City time, on the Business Day immediately preceding such Final Maturity Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on such Final Maturity Date, withdraw from the Series 2004-1 Reserve Account and deposit in the Series 2004-1 Distribution Account an amount equal to the lesser of such insufficiency and the Series 2004-1 Reserve Account Amount (after giving effect to any withdrawal therefrom pursuant to Section
                                                                         -------
5A.4(b)(i)  on  such  Final  Maturity  Date).  In addition, if the Series 2004-1
---------
Reserve Account Amount is less than such insufficiency on the Class A-2 Final Maturity Date, the Administrator shall notify the Indenture Trustee thereof in writing at or before 10:00 a.m., New York City time, on the Business Day immediately preceding the Class A-2 Final Maturity Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on the Class A-2 Final Maturity Date, withdraw from the Series 2004-1 Yield Supplement Account and deposit in the Series 2004-1 Distribution Account an amount equal to the lesser of such remaining insufficiency and the Series 2004-1 Yield Supplement Account Amount (after giving effect to any withdrawal therefrom pursuant to Section 5A.4(b)(i) on the Class A-2 Final Maturity Date).
                       ------------------
     (c) On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to Series 2004-1 Investor Notes, the Indenture

Trustee shall apply the following amounts allocated to, or deposited in, the Series 2004-1 Settlement Collection Subaccount on such Payment Date in the following order of priority:

     (i) to SPV, an amount equal to the Series 2004-1 Excess Fleet Receivable Amount, if any, for such Payment Date;

     (ii) to the Gain On Sale Account, an amount equal to the Series 2004-1 Monthly Residual Value Gain, if any, for such Payment Date;

     (iii) to the Servicer, an amount equal to the product of the Monthly Servicer Advance Reimbursement Amount for such Payment Date and the average daily Series 2004-1 Invested Percentage during the immediately preceding Monthly Period;

     (iv) if VMS is not the Servicer, to the Servicer, an amount equal to the Series 2004-1 Basic Servicing Fee for the Series 2004-1 Interest Period ending on such Payment Date plus, on the first Payment Date following the transfer of the servicing from VMS to a successor Servicer pursuant to
     Section  9.1  of the Series 1999-1 SUBI Servicing Supplement, to the extent
     -----------
     not reimbursed by VMS, the reasonable costs and expenses of the successor Servicer incurred in connection with the transfer of the servicing, in an amount up to $250,000;

     (v) to the Series 2004-1 Distribution Account, an amount equal to the Series 2004-1 Monthly Interest payable on such Payment Date plus the amount of any unpaid Interest Shortfall Amount, as of the preceding Payment Date, together with any Additional Interest on such Interest Shortfall Amount (such amount, the "Monthly Interest Payment");
                         --------------------------

     (vi) if VMS is the Servicer, to the Servicer, an amount equal to the Series 2004-1 Basic Servicing Fee for the Series 2004-1 Interest Period ending on such Payment Date;

     (vii) to the Administrator, an amount equal to the Series 2004-1 Administrator Fee for the Series 2004-1 Interest Period ending on such Payment Date;

     (viii) other than during a Lockout Period, to the Series 2004-1 Preferred Member Distribution Account, an amount equal to the Dividend Amount for such Payment Date;

     (ix) (A) on any Payment Date immediately succeeding a Monthly Period falling in the Series 2004-1 Revolving Period, to the Series 2004-1 Principal Collection Subaccount, an amount equal to the Series 2004-1 Allocated Asset Amount Deficiency, if any, on such Payment Date, (B) on the earlier of (x) the second Payment Date following the January 2006 Period End Date or (y) the first Payment Date following the occurrence of an Amortization Event, to the Series 2004-1 Distribution Account, an amount equal to the lesser of the Series 2004-1 Principal Payment Amount for such Payment Date and the Series 2004-1 Invested Amount on such Payment Date and
     (C) if any Series 2004-1 Preferred Membership Interests are issued and outstanding, on any Payment Date on and after the Series 2004-1 Note Termination Date, to the Series 2004-1 Preferred Member Distribution Account, an amount equal to the Series 2004-1 Principal Payment Amount for such Payment Date (or, on the Series 2004-1 Note Termination Date, the portion thereof not deposited into the Series 2004-1 Distribution Account); provided, however that on or after the Series 2004-1 Note Termination Date during a Lockout Period, the Series 2004-1 Principal Payment Amount for such Payment Date (or, on the Series 2004-1 Note Termination Date, the portion thereof not deposited into the Series 2004-1 Distribution Account) shall be applied by the Indenture Trustee in accordance with Section 5.4(d)
                                                                  --------------
     of  the  Base  Indenture;

     (x) to the Series 2004-1 Reserve Account, to the extent that a Series 2004-1 Liquid Credit Enhancement Deficiency exists or, on any Payment Date immediately succeeding a Monthly Period falling in the Series 2004-1 Amortization Period, to the extent that a Series 2004-1 Allocated Asset Amount Deficiency exists, an amount equal to the greater of such deficiencies;

     (xi) to the Series 2004-1 Yield Supplement Account, to the extent that a Series 2004-1 Yield Supplement Deficiency exists (or, will exist after giving effect to any reduction in the Class X 1999-1B Invested Amount on such Payment Date), an amount equal to such deficiency;

     (xii) if VMS is not the Servicer, to the Servicer, an amount equal to any Series 2004-1 Supplemental Servicing Fee for the Series 2004-1 Interest
     Period  ending  on  such  Payment  Date;

     (xiii) if any Series 2004-1 Preferred Membership Interests are issued and outstanding, to the Series 2004-1 Preferred Member Distribution Account, an amount equal to the balance remaining in the Series 2004-1 Settlement Collection Subaccount;

     (xiv) if no Series 2004-1 Preferred Membership Interests are issued and outstanding, to, or at the written direction of, the Issuer, an amount equal to the balance remaining in the Series 2004-1 Settlement Collection Subaccount.

     Section  5A.5     Payment  of  Monthly  Interest  Payment.
     -------------     ----------------------------------------

     On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to the Series 2004-1 Investor Notes, the Indenture Trustee shall, in accordance with Section 6.1 of the Base
                                                       ------------
Indenture, distribute to the Series 2004-1 Investor Noteholders, from the Series 2004-1 Distribution Account the Monthly Interest Payment to the extent of the amount deposited in the Series 2004-1 Distribution Account for the payment of interest pursuant to Section 5A.4(c)(v).
                        -------------------

     Section  5A.6     Payment  of  Principal.
     -------------     -----------------------

     (a) The principal amount of each Class of the Series 2004-1 Investor Notes shall be due and payable on the Final Maturity Date with respect to such Class.

     (b) On each Payment Date on which a deposit is made to the Series 2004-1 Distribution Account pursuant to Section 5A.4(c)(ix) or an amount is
                                             ------------------
deposited  in  the  Series  2004-1  Distribution  Account  pursuant  to  Section
                                                                        --------
5A.4(b)(ii), based solely on the information contained in the Monthly Settlement
----------
Statement  with  respect  to  Series  2004-1  Investor  Notes,  the

Indenture  Trustee  shall, in accordance with Section 6.1 of the Base Indenture,
                                               -----------
distribute  during the Series 2004-1 Amortization Period, pro rata to each Class
                                                          --- ----
A-1 Investor Noteholder from the Series 2004-1 Distribution Account the amount deposited therein pursuant to Section 5A.4(c)(ix) and Section 5A.4(b)(ii) in
                                  ------------------      ------------------
order to pay the Class A-1 Invested Amount, and thereafter pro rata to each Class A-2 Investor Noteholder from the Series 2004-1 Distribution Account the amount deposited therein pursuant to Section 5A.4(c)(ix) and Section 5A.4(b)(ii)
                                      ------------------      ------------------
in order to pay the Class A-2 Invested Amount; provided however that on any Payment Date falling after the occurrence of an Amortization Event resulting from the occurrence of an Event of Default described in Section 9.1(a), (b) or
                                                           -------------  ---
(f)  of  the  Base  Indenture the Indenture Trustee shall distribute pro rata to
---                                                                  --- ----
each Series 2004-1 Investor Noteholder from the Series 2004-1 Distribution Account the amounts deposited therein pursuant to Section 5A.4(c)(ix) and
                                                         -------------------
Section  5A.4(b)(ii) in order to pay the Class A-1 Invested Amount and the Class
-------------------
A-2  Invested  Amount.

     (c) The Indenture Trustee shall notify the Person in whose name a Series 2004-1 Investor Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Series 2004-1 Investor Note will be paid. Such notice shall be made at the expense of the Administrator and shall be mailed within three (3) Business Days of receipt of a Monthly Settlement Statement indicating that such final payment will be made and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2004-1 Investor Note and shall specify the place where such Series 2004-1 Investor Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Series 2004-1 Investor Notes shall be (i) transmitted by facsimile to Series 2004-1 Investor Noteholders holding Global Notes and (ii) sent by registered mail to Series 2004-1 Investor Noteholders holding Definitive Notes and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2004-1 Investor Note and shall specify the place where such Series 2004-1 Investor Note may be presented and surrendered for payment of such installment.

     Section  5A.7     The  Administrator's  Failure  to  Instruct the Indenture
     -------------     ---------------------------------------------------------
Trustee  to  Make  a  Deposit  or  Payment.
------------------------------------------

     When any payment or deposit hereunder or under any other Transaction Document is required to be made by the Indenture Trustee at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time. If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account or any subaccount thereof required to be given by the Administrator, at the time specified herein or in any other Transaction Document (after giving effect to applicable grace periods), the Indenture Trustee shall make such payment or deposit into or from the Collection Account or such subaccount without such notice or instruction from the Administrator; provided that the Administrator, upon request of the Indenture
                --------
Trustee, promptly provides the Indenture Trustee with all information necessary to allow the Indenture Trustee to make such a payment or deposit in the event that the Indenture Trustee shall take or refrain from taking action pursuant to this Section 5A.7, the Administrator shall, by 5:00 p.m., New York City time, on
     ------- ----
any day the Indenture Trustee makes a payment or deposit based on information or direction from the Administrator, provide (i) written confirmation of any such direction and (ii) written confirmation of all information used by the Administrator in giving any such direction.

     Section  5A.8     Series  2004-1  Reserve  Account.
     -------------     ---------------------------------

     (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2004-1 Investor Noteholders an account (the "Series 2004-1 Reserve Account"), bearing a designation clearly
                -------------------------------
indicating that the funds deposited therein are held for the benefit of the Series 2004-1 Investor Noteholders. The Series 2004-1 Reserve Account shall be an Eligible Deposit Account; provided that, if at any time such account is not
                               --------
an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such reduction, establish a new Series 2004-1 Reserve Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 2004-1 Reserve Account, it shall transfer all cash and investments from the non-qualifying Series 2004-1 Reserve Account into the new Series 2004-1 Reserve Account. Initially, the Series 2004-1 Reserve Account will be established with JPMorgan Chase Bank.

     (b) The Issuer may instruct the institution maintaining the Series 2004-1 Reserve Account in writing to invest funds on deposit in the Series 2004-1
Reserve Account from time to time in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that any such
                                                --------  -------
investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received. All such Permitted Investments will be credited to the Series 2004-1 Reserve Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Indenture Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Indenture Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee pending maturity or disposition. The Indenture Trustee shall, at the direction and expense of the Administrator, take such additional action as is required to maintain the Indenture Trustee's security interest in the Permitted Investments credited to the Series 2004-1 Reserve Account. In absence of written direction as provided hereunder, funds on deposit in the Series 2004-1 Reserve Account shall remain uninvested.

     (c) All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2004-1 Reserve Account shall be deemed to be on deposit and available for distribution.

     (d) If there is a Series 2004-1 Reserve Account Surplus on any Settlement Date, the Administrator may notify the Indenture Trustee thereof in writing and instruct the Indenture Trustee to withdraw from the Series 2004-1 Reserve Account and deposit in the Series 2004-1 Preferred Member Distribution Account, and the Indenture Trustee shall withdraw from the Series 2004-1 Reserve Account and deposit in the Series 2004-1 Preferred Member Distribution Account, so long as no Series 2004-1 Allocated Asset Amount Deficiency exists or would result therefrom, an amount up to the lesser of (i) such Series 2004-1 Reserve Account Surplus on such Business Day and (ii) the Series 2004-1 Reserve Account Amount on such Business Day.

     (e) Amounts will be withdrawn from the Series 2004-1 Reserve Account in accordance with Section 5A.4(b).
                  ----------------

     (f) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2004-1 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2004-1 Investor Noteholders, all of the Issuer's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2004-1 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2004-1 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2004-1 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2004-1 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2004-1 Reserve Account and in all proceeds thereof and shall be the only person authorized to originate entitlement orders in respect of the Series 2004-1 Reserve Account. The Indenture Trustee and the Series 2004-1 Investor Noteholders shall have no interest in any amounts withdrawn from the Series 2004-1 Reserve Account and deposited in the Series 2004-1 Preferred Member Distribution Account.

     (g) On the first Payment Date after the Series 2004-1 Note Termination Date on which the sum of (a) the Series 2004-1 Reserve Account Amount, (b) the Series 2004-1 Yield Supplement Account Amount and (c) the amount available to be deposited in the Series 2004-1 Preferred Member Distribution Account in accordance with Section 5A.4(c)(ix) is at least equal to the aggregate stated
                  --------------------
liquidation preference of the Series 2004-1 Preferred Membership Interests and on any Payment Date thereafter, the Indenture Trustee, acting in accordance with the written instructions of the Administrator shall withdraw from the Series 2004-1 Reserve Account all amounts on deposit therein for deposit in the Series 2004-1 Preferred Member Distribution Account.

     Section  5A.9     Series  2004-1  Yield  Supplement  Account.
     -------------     -------------------------------------------

     (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2004-1 Investor Noteholders an account (the "Series 2004-1 Yield Supplement Account"), bearing a designation
                ---------------------------------------
clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-1 Investor Noteholders. The Series 2004-1 Yield Supplement Account shall be an Eligible Deposit Account; provided that, if at any time such
                                              --------
account is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such reduction, establish a new Series 2004-1 Yield Supplement Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 2004-1 Yield Supplement Account, it shall transfer all cash and investments from the non-qualifying Series 2004-1 Yield Supplement Account into the new Series 2004-1 Yield Supplement Account. Initially, the Series 2004-1 Yield Supplement Account will be established with JPMorgan Chase Bank.

     (b) The Issuer may instruct the institution maintaining the Series 2004-1 Yield Supplement Account in writing to invest funds on deposit in the Series 2004-1 Yield Supplement Account from time to time in Permitted Investments selected  by  the  Issuer  (by  standing  instructions  or otherwise); provided,
                                                                       --------
however,  that  any such investment shall mature not later than the Business Day
-------
prior to the Payment Date following the date on which such funds were received. All such Permitted Investments will be credited to the Series 2004-1 Yield Supplement Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Indenture Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Indenture Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee pending maturity or disposition. The Indenture Trustee shall, at the direction and expense of the Administrator, take such additional action as is required to maintain the Indenture Trustee's security interest in the Permitted Investments credited to the Series 2004-1 Yield Supplement Account. In absence of written direction as provided hereunder, funds on deposit in the Series 2004-1 Yield Supplement Account shall remain uninvested.

     (c) All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2004-1 Yield Supplement Account shall be deemed to be on deposit and available for distribution.

     (d) If there is a Series 2004-1 Yield Supplement Account Surplus on any Settlement Date, the Administrator may notify the Indenture Trustee thereof in writing and request the Indenture Trustee to withdraw from the Series 2004-1 Yield Supplement Account and deposit in the Series 2004-1 Preferred Member Distribution Account, and the Indenture Trustee shall withdraw from the Series 2004-1 Yield Supplement Account and deposit in the Series 2004-1 Preferred Member Distribution Account an amount up to the lesser of (i) such Series 2004-1 Yield Supplement Account Surplus on such Business Day and (ii) the Series 2004-1 Yield Supplement Account Amount on such Business Day.

     (e) Amounts will be withdrawn from the Series 2004-1 Yield Supplement Account in accordance with Section 5A.4(b).
                              ----------------

     (f) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2004-1 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2004-1 Investor Noteholders, all of the Issuer's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2004-1 Yield Supplement Account, including any security entitlement thereto;
(ii)  all  funds  on  deposit  therein
from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2004-1 Yield Supplement Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2004-1 Yield Supplement Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2004-1 Yield Supplement Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2004-1 Yield Supplement Account and in all proceeds thereof and shall be the only person authorized to originate entitlement orders in respect of the Series 2004-1 Yield Supplement Account. The Indenture Trustee and the Series 2004-1 Investor Noteholders shall have no interest in any amounts withdrawn from the Series 2004-1 Yield Supplement Account and deposited in the Series 2004-1 Preferred Member Distribution Account.

     (g) On the first Payment Date after the Series 2004-1 Note Termination Date on which the sum of (a) the Series 2004-1 Reserve Account Amount, (b) the Series 2004-1 Yield Supplement Account Amount and (c) the amount available to be deposited in the Series 2004-1 Preferred Member Distribution Account in accordance with Section 5A.4(c)(ix) is at least equal to the aggregate stated
                  --------------------
liquidation preference of the Series 2004-1 Preferred Membership Interests and on any Payment Date thereafter, the Indenture Trustee, acting in accordance with the written instructions of the Administrator shall withdraw from the Series 2004-1 Yield Supplement Account all amounts on deposit therein for deposit in the Series 2004-1 Preferred Member Distribution Account.

     Section  5A.10     Series  2004-1  Distribution  Account.
     --------------     --------------------------------------

     (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2004-1 Investor Noteholders an account (the "Series 2004-1 Distribution Account"), bearing a designation
                -------------------------------------
clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-1 Investor Noteholders. The Series 2004-1 Distribution Account shall be an Eligible Deposit Account; provided that, if at any time such account
                                      --------
is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such reduction, establish a new Series 2004-1 Distribution Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 2004-1 Distribution Account, it shall transfer all cash and investments from the non-qualifying Series 2004-1 Distribution Account into the new Series 2004-1 Distribution Account. Initially, the Series 2004-1 Distribution Account will be established with JPMorgan Chase Bank.

     (b) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2004-1 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2004-1 Investor Noteholders, all of the Issuer's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2004-1 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2004-1 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2004-1 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2004-1 Distribution Account and in all proceeds thereof and shall be the only person authorized to originate entitlement orders in respect of the Series 2004-1 Distribution Account.

     Section  5A.11     Lease  Rate  Caps.
     --------------     ------------------

     (a) The Issuer shall have obtained on the Series 2004-1 Closing Date and shall thereafter maintain one or more interest rate caps, each from a Series 2004-1 Eligible Counterparty, having, in the aggregate, a notional amount on the Series 2004-1 Closing Date at least equal to the aggregate Lease Balance of all Fixed Rate Leases allocated to the Lease SUBI Portfolio as of the Series 2004-1 Closing Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles and on each Payment Date thereafter at least equal to the aggregate scheduled Lease Balance of all such Fixed Rate Leases as of the last day of the Monthly Period immediately preceding such Payment Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles, and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the weighted average fixed rate of interest on such Fixed Rate Leases minus 0.705% per annum.

     (b) On or prior to the date that any Fixed Rate Lease is allocated to the Lease SUBI Portfolio on or after the Series 2004-1 Closing Date, the Issuer shall have obtained and shall thereafter maintain an interest rate cap from a Series 2004-1 Eligible Counterparty having a notional amount equal to the initial Lease Balance of such Fixed Rate Lease, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and on each Payment Date thereafter at least equal to the scheduled Lease Balance of such Fixed Rate Lease as of the last day of the Monthly Period immediately preceding such Payment Date, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the fixed rate of interest on such Fixed Rate Lease minus 0.705% per annum.

     (c) The Issuer may obtain an interest rate cap from a Series 2004-1 Eligible Counterparty in respect of any Fixed Rate Lease allocated to the Lease SUBI Portfolio that was not a Fixed Rate Lease when initially allocated to the Lease SUBI Portfolio or on the Series 2004-1 Closing Date having a notional amount equal to the Lease Balance of such Fixed Rate Lease as of the last day of the Monthly Period immediately preceding the date as of which such Lease became a Fixed Rate Lease, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and on each Payment Date thereafter at least equal to the scheduled Lease Balance of such Fixed Rate Lease as of the last day of the Monthly Period immediately preceding such Payment Date, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the fixed rate of interest on such Fixed Rate Lease minus 0.705% per annum. If the Issuer obtains an interest rate cap in respect of any Fixed Rate Lease satisfying the requirements of this Section 5A.11(c), it shall maintain
                                             ----------------
such  interest  rate  cap.

     (d) The Issuer shall have obtained on the Series 2004-1 Closing Date and shall thereafter maintain the Series 2004-1 Required Lease Rate Cap.

     (e) If the short-term credit rating of any provider of an interest rate cap required to be obtained and maintained by the Issuer pursuant to this Section
                                                                         -------
5A.11  falls  below  "A-1"  by  Standard  &  Poor's  or  "P-1" by Moody's or the
-----
long-term unsecured credit rating of any such provider falls below "A+" by Standard & Poor's or "Aa3" by Moody's, the Issuer shall obtain an equivalent interest rate cap from a Series 2004-1 Eligible Counterparty within 30 days of such decline in credit rating unless such provider provides some form of collateral for its obligations under its interest rate cap and the Rating Agency Condition is satisfied with respect to such arrangement. The Issuer will not permit any interest rate cap required to be obtained and maintained by the Issuer pursuant to this Section 5A.11 to be terminated or transferred in whole
                          -------------
or in part unless a replacement interest rate cap therefor has been provided as described in the immediately preceding sentence and, after giving effect thereto, the Issuer has the interest rate caps required to be obtained and maintained by the Issuer pursuant to this Section 5A.11.
                                                 --------------

     (f) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2004-1 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2004-1 Investor Noteholders, all of the Issuer's right, title and interest in and to the Series 2004-1 Lease Rate Cap and any and all payments thereunder and any and all proceeds thereof (including as a result of the termination thereof).


                                  ARTICLE III

                               AMORTIZATION EVENTS

     If any one of the following events shall occur with respect to the Series 2004-1 Investor Notes:

     (a) the Series 2004-1 Reserve Account shall have become subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien);

     (b) the Series 2004-1 Yield Supplement Account shall have become subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien);

     (c) a Series 2004-1 Liquid Credit Enhancement Deficiency shall occur and continue for at least two Business Days;

     (d) a Series 2004-1 Allocated Asset Amount Deficiency shall occur and continue for at least two Business Days;

     (e) a Series 2004-1 Yield Supplement Deficiency shall occur and continue for at least two Business Days;

     (f) the Three Month Average Charge-Off Ratio with respect to any Settlement Date exceeds 1.00%;

     (g) the Three Month Average Paid-In Advance Loss Ratio with respect to any Settlement Date exceeds 1.50%;

     (h) the Three Month Average Delinquency Ratio with respect to any Settlement Date exceeds 7.00%;

     (i) the failure on the part of the Issuer to declare and pay dividends on the Series 2004-1 Senior Preferred Membership Interests or the Series 2004-1 Junior Preferred Membership Interests on any Payment Date in accordance with their terms;

     (j)  any  Servicer  Termination  Event  shall  occur;

     (k)  any  Termination  Event  shall  occur;

     (l) an Event of Default with respect to the Series 2004-1 Investor Notes shall occur;

     (m) there is at least $10,000,000 on deposit in the Series 2004-1 Principal Collection Subaccount on two consecutive Settlement Dates during the Series 2004-1 Revolving Period;

     (n) an Insolvency Event shall occur with respect to SPV, the Origination Trust, AGH, PHH, Cendant or VMS;

     (o) all principal and interest of the Class A-1 Investor Notes is not paid in full on or before the Class A-1 Maturity Date or all principal and interest of the Class A-2 Investor Notes is not paid in full on or before the Class A-2 Maturity Date;

     (p) failure on the part of the Issuer (i) to make any payment or deposit required by the terms of the Indenture (or within the applicable grace period which shall not exceed two Business Days after the date such payment or deposit is required to be made) or (ii) duly to observe or perform in any material respect any covenants or agreements of the Issuer set forth in the Base Indenture or this Indenture Supplement, which failure continues unremedied for a period of 45 days after there shall have been given to the Issuer by the Indenture Trustee or the Issuer and the Indenture Trustee by the Series 2004-1 Required Investor Noteholders, written notice specifying such default and requiring it to be remedied;

     (q) any representation or warranty made by the Issuer in the Base Indenture or this Indenture Supplement, or any information required to be delivered by the Issuer to the Indenture Trustee shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 45 days after there shall have been given to the Issuer by the Indenture Trustee or the Issuer and the Indenture Trustee by the Series 2004-1 Required Investor Noteholders, written notice thereof;


     (r) the Indenture Trustee shall for any reason cease to have a valid and perfected first priority security interest in the Collateral or any of VMS, the Issuer or any Affiliate of either thereof shall so assert;

     (s) there shall have been filed against Cendant, PHH, VMS, the Origination Trust, SPV or the Issuer (i) a notice of federal tax Lien from the Internal Revenue Service, (ii) a notice of Lien from the PBGC under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies or (iii) a notice of any other Lien the existence of which could reasonably be expected to have a material adverse effect on the business, operations or financial condition of such Person, and, in each case, 40 days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged;

     (t) one or more judgments or decrees shall be entered against the Issuer involving in the aggregate a liability (not paid or fully covered by insurance) of $100,000 or more and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

     (u) any of the Transaction Documents shall cease, for any reason, to be in full force and effect, other than in accordance with its terms;

then, in the case of any event described in clause (p) through (u) above, an Amortization Event will be deemed to have occurred with respect to the Series 2004-1 Investor Notes only, if after the applicable grace period, either the Indenture Trustee or Series 2004-1 Investor Noteholders holding a Majority in Interest of the Series 2004-1 Investor Notes, declare that an Amortization Event has occurred with respect to the Series 2004-1 Investor Notes. In the case of any event described in clauses (a) through (o) above, an Amortization Event with respect to the Series 2004-1 Investor Notes will be deemed to have occurred without notice or other action on the part of the Indenture Trustee or the Series 2004-1 Investor Noteholders.


                                   ARTICLE IV

                               OPTIONAL PREPAYMENT

     The Issuer shall have the option to prepay the Series 2004-1 Investor Notes in full on any Payment Date after the Payment Date in February 2006. The Issuer shall give the Indenture Trustee at least ten Business Days' prior written notice of the Payment Date on which the Issuer intends to exercise such option to prepay (the "Prepayment Date"). The prepayment price for the Series 2004-1
                  ---------------
Investor Notes shall equal the aggregate outstanding principal balance of the Series 2004-1 Investor Notes (determined after giving effect to any payments of principal and interest on such Payment Date), plus accrued and unpaid interest on such outstanding principal balance. Not later than 11:00 a.m., New York City time, on such Prepayment Date, the Issuer shall deposit in the Series 2004-1 Distribution Account an amount equal to the prepayment price in immediately available funds. The funds deposited into the Series 2004-1 Distribution

Account will be paid by the Indenture Trustee to the Series 2004-1 Investor Noteholders on such Prepayment Date.

                                    ARTICLE V

                        SERVICING AND ADMINISTRATOR FEES

     Section  5.1  Servicing  Fees. A periodic servicing fee (the "Series 2004-1
     ------------   --------------                                 -------------
Basic  Servicing Fee") shall be payable to the Servicer on each Payment Date for
--------------------
the Series 2004-1 Interest Period ending on such Payment Date in an amount equal to the product of (a) 0.215% (the "Series Servicing Fee Percentage") times (b) the Series 2004-1 Allocated Adjusted Aggregate Unit Balance as of the first day of such Series 2004-1 Interest Period times (c) the number of days in such Series 2004-1 Interest Period divided by 365 (or 366, as applicable) days; provided, however that if VMS is not the Servicer, the servicing fee payable to the Servicer on each Payment Date hereunder may be increased such that the sum of the Series 2004-1 Basic Servicing Fee and the additional servicing fee payable to the Servicer hereunder (the "Series 2004-1 Supplemental Servicing
                                            ------------------------------------
Fee")  for  each  Series  2004-1 Interest Period equals 110% of the costs to the
---
successor Servicer of servicing the portion of the Lease SUBI Portfolio allocated to Series 2004-1 during such Series 2004-1 Interest Period. For this purpose, the portion of the Lease SUBI Portfolio allocated to Series 2004-1 for each Series 2004-1 Interest Period shall equal the average Series 2004-1 Invested Percentage during such Series 2004-1 Interest Period. The Series 2004-1 Basic Servicing Fee and any Series 2004-1 Supplemental Servicing Fee shall be payable to the Servicer on each Payment Date pursuant to Section 5A.4(c).
                                                                ---------------
     Section  5.2  Administrator  Fee.  A  periodic  fee  (the  "Series  2004-1
     ------------  -----------------                             --------------
Administrator  Fee")  shall be payable to the Administrator on each Payment Date
------------------
for the Series 2004-1 Interest Period ending on such Payment Date in an amount equal to the product of (a) 0.01% times (b) the Series 2004-1 Allocated Adjusted Aggregate Unit Balance as of the first day of the immediately preceding Monthly Period times (c) the number of days in such Series 2004-1 Interest Period divided by 365 (or 366, as applicable) days. The Series 2004-1 Administrator Fee shall be payable to the Administrator on each Payment Date pursuant to Section
                                                                        --------
5A.4(c)(vii).
-----------
                                   ARTICLE VI

                           FORM OF SERIES 2004-1 NOTES

     Section  6.1  Initial  Issuance  of  Series  2004-1  Investor  Notes.
     ------------  -------------------------------------------------------

     The Series 2004-1 Investor Notes are being offered and sold by the Issuer pursuant to a Purchase Agreement, dated July 15, 2004, among the Issuer, VMS, PHH and J.P. Morgan Securities Inc. and Barclays Capital Inc., as the representatives of the initial purchasers. The Series 2004-1 Investor Notes will be resold initially only to (1) qualified institutional buyers (as defined in Rule 144A) ("QIBs") in reliance on Rule 144A and (2) in the case of offers
               ----
outside the United States, to Persons other than U.S. Persons (as defined in Regulation S of the Securities Act) in accordance with Rule 903 of Regulation S.

     Section  6.2  Restricted  Global  Notes.
     ------------  --------------------------

     The Series 2004-1 Investor Notes of each Class offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more Global Notes in fully registered form, without coupons, substantially in the forms set forth in Exhibits A-1-1 and A-2-1, registered in
                                         --------------     -----
the name of Cede & Co., as nominee of DTC, and deposited with JPMorgan Chase, as custodian of DTC (collectively, the "Restricted Global Notes"). The aggregate
                                       -----------------------
initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of JPMorgan Chase, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding Class of the Temporary Global Notes or the Permanent Global Notes, as hereinafter provided.

     Section  6.3  Temporary  Global  Notes  and  Permanent  Global  Notes.
     ----------------------------------------------------------------------

     Series 2004-1 Investor Notes of each Class offered and sold on the Series 2004-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more Global Notes in fully registered form, without coupons, substantially in the forms set forth in Exhibits A-1-2 and A-2-2, which shall be
                                         --------------    -----
deposited on behalf of the purchasers of the Series 2004-1 Investor Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the account of Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") or for Clearstream Banking, societe anonyme
                     ---------
("Clearstream"),  duly executed by the Issuer and authenticated by the Indenture
  ------------
Trustee  in  the  manner  set forth in Section 2.3 of the Base Indenture.  Until
                                       -----------
such time as the Restricted Period shall have terminated, such Series 2004-1 Investor Notes shall be referred to herein collectively as the "Temporary Global
                                                                ----------------
Notes".  After  such  time  as the Restricted Period shall have terminated, such
-----
Series 2004-1 Investor Notes, as to which the Indenture Trustee has received from Euroclear or Clearstream, as the case may be, a certificate substantially in the form of Exhibit B-4 to the effect that Euroclear or Clearstream, as
-                  ------------
applicable, has received a certificate substantially in the form of Exhibit B-5,
                                                                   ------------
shall be exchanged, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form of Exhibits A-1-3 and A-2-3, as hereinafter provided (collectively, the
          ---------------      -----
"Permanent  Global  Notes").  The  aggregate  principal amount of a Class of the
 ------------------------
Temporary Global Notes or the Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of JPMorgan Chase, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Class of Restricted Global Notes, as hereinafter provided.

     Section  6.4  Definitive  Notes.
     ------------  -----------------

     No Series 2004-1 Note Owner will receive a Definitive Note representing such Series 2004-1 Note Owner's interest in the Series 2004-1 Investor Notes other than in accordance with Section 2.11 of the Base Indenture.
                                   -------------

     Section  6.5  Transfer  Restrictions.
     -------------------------------------

     (a) A Series 2004-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, and no such transfer to any such other Person may be registered; provided, however, that this Section
                                                                         -------
6.5(a)  shall not prohibit any transfer of a Series 2004-1 Investor Note that is
----
issued  in  exchange  for a Series 2004-1 Global Note but is not itself a Series 2004-1 Global Note and shall not prohibit any transfer of a beneficial interest in a Series 2004-1 Global Note effected in accordance with the other provisions of this Section 6.5.
                                   ------------

     (b) The transfer by an owner of a beneficial interest in a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the same Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

     (c) If the owner of a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the corresponding Temporary Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the corresponding Temporary Global Note, such exchange or transfer may be effected, subject to the applicable rules and procedures of DTC, Euroclear and Clearstream (the "Applicable Procedures"), only in accordance with
                                ----------------------
the  provisions  of  this Section 6.5(c). Upon receipt by the Transfer Agent and
                         ---------------
Registrar, at the office of the Transfer Agent and Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited to a specified Clearing Agency Participant's account a beneficial interest in the Temporary Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 given by the holder of such beneficial interest in such
             -----------
Restricted Global Note, the Transfer Agent and Registrar, if it is not JPMorgan Chase, shall instruct JPMorgan Chase, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Temporary Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

     (d) If the owner of a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the corresponding Permanent Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the corresponding Permanent Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 6.5(d). Upon receipt by the
                                             --------------
Transfer Agent and Registrar, at the office of the Transfer Agent and Registrar, of (A) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited to a specified Clearing Agency Participant's account a beneficial interest in the Permanent Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and
(iii) a certificate in substantially the form of Exhibit B-2 given by the holder
                                                 ------------
of such beneficial interest in such Restricted Global Note, the Transfer Agent and Registrar, if it is not JPMorgan Chase, shall instruct JPMorgan Chase, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Permanent Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Global Note having a principal amount equal to the amount by which the principal amount of such Restricted
Global  Note  was  reduced  upon  such  exchange  or  transfer.

     (e) If the owner of a beneficial interest in a Temporary Global Note or a Permanent Global Note wishes at any time to exchange its interest in such
Temporary Global Note or such Permanent Global Note for an interest in the corresponding Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the corresponding Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 6.5(e). Upon receipt by the Transfer Agent and Registrar, at the
      ---------------
office of the Transfer Agent and Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited to a specified Clearing Agency Participant's account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Temporary Global Note or such Permanent Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the
Clearing  Agency  Participant  to  be  debited for, such beneficial interest and
(iii) with respect to a transfer of a beneficial interest in such Temporary Global Note (but not such Permanent Global Note), a certificate in substantially the form set forth in Exhibit B-3 given by the holder of such beneficial
                           ------------
interest in such Temporary Global Note, the Transfer Agent and Registrar, if it is not JPMorgan Chase, shall instruct JPMorgan Chase, as custodian of DTC, to reduce the principal amount of such Temporary Global Note or such Permanent
Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Temporary Global Note or such Permanent Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Global Note or such Permanent Global Note, as the case may be, was reduced upon such exchange or transfer.

     (f) In the event that a Series 2004-1 Global Note or any portion thereof is exchanged for Series 2004-1 Investor Notes other than Series 2004-1 Global Notes, such other Series 2004-1 Investor Notes may in turn be exchanged (upon transfer or otherwise) for Series 2004-1 Investor Notes that are not Series 2004-1 Global Notes or for a beneficial interest in a Series 2004-1 Global Note (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of Sections 6.5(a) through
                                                         ---------------
Section  6.5(e)  and  Section  6.5(g)  (including  the certification requirement
---------------       ---------------
intended to ensure that transfers and exchanges of beneficial interests in a Series 2004-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures, as may be adopted from time to time by the Issuer and the Transfer Agent and Registrar.

     (g) Until the termination of the Restricted Period, interests in the Temporary Global Notes may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided, that this
Section  6.5(g)  shall  not  prohibit  any  transfer  in accordance with Section
--------------                                                           -------
6.5(e).  After  the  expiration  of  the  Restricted  Period,  interests  in the
-----
Permanent  Global Notes may be transferred without requiring any certifications.

     (h) The Series 2004-1 Investor Notes shall bear the following legends to the extent indicated:

     (i)     The  Restricted  Notes  shall  bear  the  following  legend:

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CHESAPEAKE FUNDING LLC (THE "ISSUER") OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A
     REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A (A "QIB") THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ISSUER, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER

     THE RESALE RESTRICTION TERMINATION DATE IN ACCORDANCE WITH THE INDENTURE SUPPLEMENT.

     (ii)     The  Temporary  Global  Notes  shall  bear  the  following legend:

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES (THE "RESTRICTED PERIOD") IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES AND OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF CHESAPEAKE FUNDING LLC (THE "ISSUER") THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO THE ISSUER.

     (iii)     The  Series 2004-1 Global Notes shall bear the following legends:

          THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL

     BECAUSE  THE  REGISTERED  OWNER,  CEDE  &  CO.,  HAS  AN  INTEREST  HEREIN.

     (iv) The required legends set forth above shall not be removed from the applicable Series 2004-1 Investor Notes except as provided herein. The legend required for a Restricted Note may be removed from such Restricted Note if there is delivered to the Issuer and the Transfer Agent and Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2004-1 Investor Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Indenture Trustee at the direction of the Issuer shall authenticate and deliver in exchange for such Restricted Note a Series 2004-1 Investor Note or Series 2004-1 Investor Notes having an equal aggregate principal amount that does not bear such legend.

                                  ARTICLE VII

                                   INFORMATION

     The Issuer hereby agrees to provide to the Indenture Trustee and each provider of the Series 2004-1 Required Lease Rate Cap, on each Determination
Date,  a  Monthly  Settlement Statement, substantially in the form of Exhibit C,
                                                                      ---------
setting forth as of the last day of the most recent Monthly Period and for such Monthly Period the information set forth therein. The Indenture Trustee shall provide to the Series 2004-1 Investor Noteholders, or their designated agent, copies of each Monthly Settlement Statement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          Section  8.1  Ratification  of  Indenture.  As  supplemented  by  this
          ------------  --------------------------
Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.


          Section  8.2  Obligations Unaffected. The obligations of the Issuer to
          ------------  ----------------------
the Series 2004-1 Investor Noteholders under this Indenture Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the SUBI Certificates, the Sold Units or the Fleet Receivables.

          Section 8.3 Governing Law. THIS INDENTURE SUPPLEMENT SHALL BE GOVERNED
          ----------- --------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section  8.4  Further Assurances. Each of the Issuer and the Indenture
          ------------ ------------------
Trustee agrees, at the Administrator's expense, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Series 2004-1 Required Investor Noteholders more fully to effect the purposes of this Indenture Supplement and the sale of the Series 2004-1 Investor Notes hereunder. The Issuer hereby authorizes the Indenture Trustee to file any financing statements or similar documents or notices or continuation statements relating to the Series 2004-1 Collateral under the provisions of the UCC or similar legislation of any applicable jurisdiction.


          Section  8.5  Exhibits.  The  following  exhibits  attached  hereto
          ------------  ---------
supplement  the exhibits  included  in  the  Base  Indenture:

Exhibit A-1-1:  Form of Restricted Global Class A-1 Investor Note
Exhibit A-1-2:  Form of Temporary Global Class A-1 Investor Note
Exhibit A-1-3:  Form of Permanent Global Class A-1 Investor Note
Exhibit A-2-1:  Form of Restricted Global Class A-2 Investor Note
Exhibit A-2-2:  Form of Transfer Certificate
Exhibit A-2-3:  Form of Transfer Certificate
Exhibit B-1:    Form of Permanent Global Class A-2 Investor Note
Exhibit B-2:    Form of Temporary Global Class A-2 Investor Note
Exhibit B-3:    Form of Transfer Certificate
Exhibit B-4:    Form of Clearing System Certificate
Exhibit B-5:    Form of Certificate of Beneficial Ownership
Exhibit C:      Form of Monthly Settlement Statement
Exhibit D:      Form of Series 2004-1 Lease Rate Cap
Exhibit E:      Form of Amendment to Base Indenture

          Section 8.6 No Waiver; Cumulative Remedies. No failure to exercise and
           ---------- ----------
no delay in exercising, on the part of the Indenture Trustee, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section  8.7  Amendments. (a) This Indenture Supplement may be amended
          ------------  -----------
in writing from time to time in accordance with the terms of the Base Indenture.

          (b) No amendment specified in this Indenture Supplement as requiring satisfaction of the Rating Agency Condition shall be effective until the Rating Agency Condition is satisfied with respect thereto.

          (c) The Issuer reserves the right, without any consent or other action of the Series 2004-1 Investor Noteholders, to consent to the termination of the ARAC Guaranty.

          (d) The Issuer reserves the right, without any consent or other action of the Series 2004-1 Investor Noteholders, to amend the Base Indenture by entering into an amendment to the Base Indenture substantially in the form of Exhibit E.
---------

          Section  8.8  Severability.  If  any  provision  hereof  is  void  or
          ------------  -------------
unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

          Section 8.9 Counterparts. This Indenture Supplement may be executed in
          ----------- ------------
any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

          Section  8.10  No  Bankruptcy  Petition.  By acquiring a Series 2004-1
          -------------  -------------------------
Investor Note or an interest therein, each Series 2004-1 Investor Noteholder and each Series 2004-1 Investor Note Owner hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

     (b) The Issuer and the Indenture Trustee and, by acquiring a Series 2004-1 Investor Note or an interest therein, each Series 2004-1 Investor Noteholder and each Series 2004-1 Investor Note Owner, hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

          Section  8.11  SUBIs. By acquiring a Series 2004-1 Investor Note or an
          -------------  -----
Interest therein, each Series 2004-1 Investor Noteholder and each Series 2004-1 Investor Note Owner, and the Issuer hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. Sec. 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this Section as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease Receivable SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of
                                                                  ------------
the Origination Trust Agreement, and (ii) execute anagreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

          Section  8.12  Notice to Rating Agencies. The Indenture Trustee shall
          ------------   ------------------------
provide to each Rating Agency a copy of each notice delivered to, or required to be provided by, the Indenture Trustee pursuant to this Indenture Supplement or any other Transaction Document.

          Section 8.13 Conflict of Instructions. In the event the Issuer and the
         ------------- -----------------------
Administrator shall have delivered conflicting instructions to the Indenture Trustee to take or refrain from taking action hereunder, the Indenture Trustee shall follow the instructions of the Issuer.

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                        CHESAPEAKE FUNDING LLC
                                        By:  /s/  Joseph  W. Weikel
                                             -----------------------
                                             Name:  Joseph  W.  Weikel
                                             Title:  Manager


                                        JPMORGAN  CHASE  BANK,  as
                                        Indenture Trustee

                                        By:  /s/  Melissa  Wilman
                                             --------------------
                                             Name:  Melissa  Wilman
                                             Title:  Vice  President

                                                                   EXHIBIT A-1-1
                                                                TO SERIES 2004-1
                                                            INDENTURE SUPPLEMENT

                FORM OF RESTRICTED GLOBAL CLASS A-1 INVESTOR NOTE


No.                                                          $[_______________]


                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                      CUSIP (CINS) NO. 165182AK2
                                                           ISIN NO. US165182AK23

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CHESAPEAKE FUNDING LLC (THE "ISSUER") OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A (A "QIB") THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ISSUER, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE IN ACCORDANCE WITH THE INDENTURE SUPPLEMENT.

     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, 55

                                    A-1-1-1

WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER,
PLEDGE  OR  OTHER  USE  HEREOF  FOR  VALUE  OR  OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL  BECAUSE  THE  REGISTERED  OWNER,  CEDE  & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS CLASS A-1 INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS
A-1 INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                             CHESAPEAKE FUNDING LLC

        SERIES 2004-1 FLOATING RATE CALLABLE ASSET BACKED INVESTOR NOTES,
                                    CLASS A-1

     CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the "Issuer"), for value
                                                             ------
received,  hereby  promises  to  pay  to  Cede & Co., or registered assigns, the principal sum of [_________] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Class A-1 Investor Note shall be due on the Class A-1 Final Maturity Date. However, principal with respect to the Class A-1 Investor Notes may be paid earlier under certain limited circumstances described in the Indenture. The Issuer will pay interest on this Class A-1 Investor Note for each Series 2004-1 Interest Period, in accordance with the terms of the Indenture, at the Class A-1 Note Rate for such Interest Period. Each "Series 2004-1 Interest Period" will be a period
                          --------------------------------
commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial
                                             --------  -------
Series 2004-1 Interest Period shall commence on and include the Series 2004-1 Closing Date and end on and include September 6, 2004. Such principal of and interest on this Class A-1 Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

     The principal of and interest on this Class A-1 Investor Note are payable In such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-1 Investor Note shall be applied as provided in the Indenture. This Class A-1 Investor Note


                                    A-1-1-2
does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC ("VMS") or any affiliate of VMS other than the Issuer.
                  ---

     Reference is made to the further provisions of this Class A-1 Investor Note Set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class A-1 Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York, 10004, Attention: Institutional Trust Services/Global Debt. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-1 Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                    A-1-1-3

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  __________

                                        CHESAPEAKE  FUNDING  LLC


                                        By:___________________________
                                             Name:
                                             Title:


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-1 Investor Notes issued under the within-mentioned Indenture.

                                        JPMORGAN  CHASE  BANK, as Indenture
                                        Trustee

                                        By:___________________________
                                             Authorized  Signatory


                                    A-1-1-4

                      [REVERSE OF CLASS A-1 INVESTOR NOTE]

     This Class A-1 Investor Note is one of a duly authorized issue of Class A-1 Investor Notes of the Issuer designated its Series 2004-1 Floating Rate Callable Asset Backed Investor Notes (herein called the "Class A-1 Investor Notes"), all
                                                 ------------------------
issued  under  (i)  a  Base  Indenture  dated  as  of  June  30, 1999 (such Base
Indenture,  as  amended  or  modified,  is  herein called the "Base Indenture"),
                                                               --------------
between the Issuer and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture
                                                                       ---------
Trustee",  which  term  includes  any successor Indenture Trustee under the Base
-------
Indenture),  and (ii) a Series 2004-1 Indenture Supplement dated as of  July 29,
---------
2004  (the  "Series  2004-1  Indenture  Supplement")  between the Issuer and the
             -------------------------------------
Indenture Trustee. The Base Indenture and the Series 2004-1 Indenture Supplement are referred to herein as the "Indenture". The Class A-1 Investor Notes are
                                    ---------
subject to all terms of the Indenture. All terms used in this Class A-1 Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

     The Class A-1 Investor Notes are and will be equally and ratably secured by the Series 2004-1 Collateral pledged as security therefor as provided in the Indenture and the Series 2004-1 Indenture Supplement.


     Principal of the Class A-1 Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date"
                                                                    ------------
means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing September 7, 2004.

     The entire unpaid principal amount of this Class A-1 Investor Note shall be Due and payable on the Class A-1 Final Maturity Date. Notwithstanding the foregoing, principal on the Class A-1 Investor Notes will be paid earlier during the Series 2004-1 Amortization Period as described in the Indenture. All principal payments on the Class A-1 Investor Notes shall be made pro rata to the Class A-1 Investor Noteholders entitled thereto.

     The Issuer will have the option to prepay the Series 2004-1 Investor Notes, in whole but not in part, on any Payment Date after the Payment Date in February 2006. The prepayment price for the Series 2004-1 Investor Notes will be equal to the amount set forth in the Indenture.

     Interest will accrue on this Class A-1 Investor Notes for each Series 2004-1 Interest Period at a rate equal to (i) with respect to the initial Series 2004-1 Interest Period, 1.58% per annum and (ii) with respect to each Series 2004-1 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2004-1 Interest Period plus 0.11% per annum (the "Class A-1 Note
                                                                  --------------
Rate").  "One-Month  LIBOR"  means,  for each Series 2004-1 Interest Period, the
-----     ---------------
rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on Telerate Page 3750, One-Month LIBOR will mean, for such 2004-1 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates

                                    A-1-1-5
quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 a.m., New York City time, on the first day of such Series 2004-1 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2004-1 Interest Period.

     The Issuer shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Investor Note may be registered on the Note Register upon surrender of this Class A-1 Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     The Issuer and the Indenture Trustee covenant and agree in the Series 2004-1 Indenture Supplement and, by acquiring a Class A-1 Investor Note or an interest therein, each Class A-1 Investor Noteholder and each Class A-1 Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

     Each Class A-1 Investor Noteholder, by acceptance of a Class A-1 Investor Note or, in the case of a Class A-1 Investor Note Owner, a beneficial interest in a Class A-1 Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of
                                 ------------------
the  Delaware  Code, 12 Del.C. Sec. 3801 et seq., (b)(i) the debts, liabilities,
                        -----            -- ---
obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations


                                    A-1-1-6
and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an
           ------------
agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

     Each Class A-1 Investor Noteholder or Class A-1 Investor Note Owner, by acceptance of a Class A-1 Investor Note or, in the case of a Class A-1 Investor Note Owner, a beneficial interest in a Class A-1 Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A-1 Investor Noteholder or Class A-1 Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

     It is the intent of the Issuer, each Class A-1 Investor Noteholder and each Class A-1 Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class A-1 Investor Notes will evidence indebtedness of the Issuer secured by the Series 2004-1 Collateral. Each Class A-1 Investor Noteholder and each Class A-1 Investor Note Owner, by the acceptance of this Class A-1 Investor Note, agrees to treat this Class A-1 Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2004-1 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2004-1 Investor Notes

                                    A-1-1-7
affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2004-1 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2004-1 Investor Notes, on behalf of the Holders of all the Series 2004-1 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Investor Note (or any one or more predecessor Class A-1 Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Investor Note and of any Class A-1 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2004-1 Investor Notes issued thereunder.

     The term "Issuer" as used in this Class A-1 Investor Note includes any Successor to the Issuer under the Indenture.

     The Class A-1 Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

     This Class A-1 Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

     No reference herein to the Indenture and no provision of this Class A-1 Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

     Interests in this Restricted Global Class A-1 Investor Note are exchangeable or transferable in whole or in part for interests in a Temporary Global Class A-1 Investor Note or a Permanent Global Class A-1 Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series
                                                       -----------
2004-1 Indenture Supplement. Interests in this Restricted Global Class A-1 Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

                                    A-1-1-8

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D.  or  other  identifying number of assignee:
___________________

FOR  VALUE  RECEIVED,  the  undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________
                         (name and address of assignee)

the within Class A-1 Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said Class A-1 Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________          By:_______________________(1)

                                        Signature  Guaranteed:

                                        __________________________________
                                        __________________________________


-----------------------------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-1 Investor Note, without alteration, enlargement or any change whatsoever.


                                    A-1-1-9

                                                                   EXHIBIT A-1-2
                                                                TO SERIES 2004-1
                                                            INDENTURE SUPPLEMENT

                FORM OF TEMPORARY GLOBAL CLASS A-1 INVESTOR NOTE

No.                                                        $[_______________]


                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                      CUSIP (CINS) NO. U16492AA5
                                                           ISIN NO. USU16492AA51

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES (THE "RESTRICTED PERIOD") IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES AND OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF CHESAPEAKE FUNDING LLC (THE "ISSUER") THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO THE ISSUER.

          THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                                    A-1-2-1

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER,
PLEDGE  OR  OTHER  USE  HEREOF  FOR  VALUE  OR  OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN. THE PRINCIPAL OF THIS CLASS A-1 INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                             CHESAPEAKE FUNDING LLC

        SERIES 2004-1 FLOATING RATE CALLABLE ASSET BACKED INVESTOR NOTES,
                                    CLASS A-1

     CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the "Issuer"), for value
                                                             ------
received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [_______] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Class A-1 Investor Note shall be due on the Class A-1 Final Maturity Date. However, principal with respect to the Class A-1 Investor Notes may be paid earlier under certain limited circumstances described in the Indenture. The Issuer will pay interest on this Class A-1 Investor Note for each Series 2004-1 Interest Period, in accordance with the terms of the Indenture, at the Class A-1 Note Rate for such Interest Period. Each "Series 2004-1 Interest Period" will be a period commencing on and
       --------------------------------
including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2004-1
                            --------   -------
Interest Period shall commence on and include the Series 2004-1 Closing Date and end on and include September 6, 2004. Such principal of and interest on this Class A-1 Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

          The principal of and interest on this Class A-1 Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-1 Investor Note shall be applied as provided in the Indenture. This Class A-1 Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC ("VMS")
                                                                           ---
or  any  affiliate  of  VMS  other  than  the  Issuer.

          Reference is made to the further provisions of this Class A-1 Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class A-1 Investor Note does

                                    A-1-2-2
not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York, 10004, Attention:
Institutional Trust Services/Global Debt. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-1 Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                    A-1-2-3

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  __________

                                        CHESAPEAKE  FUNDING  LLC


                                        By:___________________________
                                             Name:
                                             Title:


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-1 Investor Notes issued under the within-mentioned Indenture.

                                        JPMORGAN  CHASE  BANK,  as  Indenture
                                        Trustee

                                        By:___________________________
                                             Authorized  Signatory

                                    A-1-2-4

                      [REVERSE OF CLASS A-1 INVESTOR NOTE]

     This Class A-1 Investor Note is one of a duly authorized issue of Class A-1 Investor Notes of the Issuer designated its Series 2004-1 Floating Rate Callable Asset Backed Investor Notes (herein called the "Class A-1 Investor Notes"), all
                                                 ------------------------
issued  under  (i)  a  Base  Indenture  dated  as  of  June  30, 1999 (such Base
Indenture,  as  amended  or  modified,  is  herein called the "Base Indenture"),
                                                               --------------
between the Issuer and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture
                                                                       ---------
Trustee", which  term  includes  any successor Indenture Trustee under the Base
-------
Indenture), and (ii) a Series 2004-1 Indenture Supplement dated as of July 29, 2004 (the "Series 2004-1 Indenture Supplement") between the Issuer and the
            -------------------------------------
Indenture Trustee. The Base Indenture and the Series 2004-1 Indenture Supplement are referred to herein as the "Indenture". The Class A-1 Investor Notes are
                                    ---------
subject to all terms of the Indenture. All terms used in this Class A-1 Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

     The Class A-1 Investor Notes are and will be equally and ratably secured by the Series 2004-1 Collateral pledged as security therefor as provided in the Indenture and the Series 2004-1 Indenture Supplement.

     Principal of the Class A-1 Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date"
                                                                   ------------
means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing September 7, 2004. The entire unpaid principal amount of this Class A-1 Investor Note shall be due and payable on the Class A-1 Final Maturity Date. Notwithstanding the foregoing, principal on the
Class A-1 Investor Notes will be paid earlier during the Series 2004-1 Amortization Period as described in the Indenture. All principal payments on the Class A-1 Investor Notes shall be made pro rata to the Class A-1 Investor Noteholders entitled thereto.

     The Issuer will have the option to prepay the Series 2004-1 Investor Notes, in whole but not in part, on any Payment Date after the Payment Date in February 2006. The prepayment price for the Series 2004-1 Investor Notes will be equal to the amount set forth in the Indenture.

     Interest will accrue on this Class A-1 Investor Notes for each Series 2004-1 Interest Period at a rate equal to (i) with respect to the initial Series 2004-1 Interest Period, 1.58% per annum and (ii) with respect to each Series 2004-1 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2004-1 Interest Period plus 0.11% per annum (the "Class A-1 Note
                                                                  --------------
Rate").  "One-Month  LIBOR"  means,  for each Series 2004-1 Interest Period, the
----     ---------------
rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on Telerate Page 3750, One-Month LIBOR will mean, for such 2004-1 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates


                                    A-1-2-5
quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 a.m., New York City time, on the first day of such Series 2004-1 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2004-1 Interest Period.

     The Issuer shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Investor Note may be registered on the Note Register upon surrender of this Class A-1 Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     The Issuer and the Indenture Trustee covenant and agree in the Series 2004-1 Indenture Supplement and, by acquiring a Class A-1 Investor Note or an interest therein, each Class A-1 Investor Noteholder and each Class A-1 Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

     Each Class A-1 Investor Noteholder, by acceptance of a Class A-1 Investor Note or, in the case of a Class A-1 Investor Note Owner, a beneficial interest in a Class A-1 Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of
                                 ------------------
the  Delaware  Code, 12 Del.C. Sec. 3801 et seq., (b)(i) the debts, liabilities,
                        -----           -- ---
obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations


                                    A-1-2-6
and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

     Each Class A-1 Investor Noteholder or Class A-1 Investor Note Owner, by acceptance of a Class A-1 Investor Note or, in the case of a Class A-1 Investor Note Owner, a beneficial interest in a Class A-1 Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A-1 Investor Noteholder or Class A-1 Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

     It is the intent of the Issuer, each Class A-1 Investor Noteholder and each Class A-1 Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class A-1 Investor Notes will evidence indebtedness of the Issuer secured by the Series 2004-1 Collateral. Each Class A-1 Investor Noteholder and each Class A-1 Investor Note Owner, by the acceptance of this Class A-1 Investor Note, agrees to treat this Class A-1 Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

     Each Holder of this Class A-1 Investor Note shall provide to the Indenture Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute), with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class A-1 Investor Note is

                                    A-1-2-7
a non-U.S. person and providing the Holder's name and address. If the information provided in the statement changes, the Holder of this Class A-1
Investor Note shall so inform the Indenture Trustee within 30 days of such change.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2004-1 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2004-1 Investor Notes affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2004-1 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2004-1 Investor Notes, on behalf of the Holders of all the Series 2004-1 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Investor Note (or any one or more predecessor Class A-1 Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Investor Note and of any Class A-1 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2004-1 Investor Notes issued thereunder.

     The term "Issuer" as used in this Class A-1 Investor Note includes any Successor to the Issuer under the Indenture.

     The Class A-1 Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

     This Class A-1 Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

     No reference herein to the Indenture and no provision of this Class A-1 Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

     During the Restricted Period (as defined below), payments (if any) on this Temporary Global Class A-1 Investor Note will only be paid to the extent that there is presented by Clearstream Banking, societe anonyme ("Clearstream"), or
                                                               -----------
Euroclear  Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"), to
                                                                 ---------
the Indenture Trustee a certificate to the effect that it has received from or in respect of persons entitled to a Class A-1 Investor Note (as shown by its records) certification in form reasonably satisfactory to the Indenture Trustee from such persons that their beneficial ownership interests in the Temporary Global Class A-1 Investor Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act. After the Restricted Period, the holder of this Temporary Global Class A-1 Investor Note will not be entitled to receive any

                                    A-1-2-8
payment hereon, until this Temporary Global Class A-1 Investor Note is exchanged in full for a Permanent Global Class A-1 Investor Note. This Temporary Global Class A-1 Investor Note shall in all other respects be entitled to the same benefits as a Permanent Global Class A-1 Investor Note under the Indenture.

     After the end of the period commencing on the Series 2004-1 Closing Date And ending on the date that is the 40th day after the Series 2004-1 Closing Date (the "Restricted Period"), interests in this Temporary Global Class A-1 Investor
      -----------------
Note may be exchanged (free of charge) for interests in a Permanent Global Class A-1 Investor Note in the form of Exhibit A-1-3 to the Series 2004-1 Indenture
                                    -------------
Supplement upon presentation of this Temporary Global Class A-1 Investor Note to the Indenture Trustee. The Permanent Global Class A-1 Investor Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Class A-1 Investor Note in respect of which there shall have been presented to the Indenture Trustee by Euroclear or Clearstream a certificate to the effect that it has received from or in respect of persons entitled to a Class A-1 Investor Note (as shown by its records) certification in form reasonably satisfactory to the Indenture Trustee from such persons that their beneficial ownership interests in the Temporary Global Class A-1 Investor Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.

     On an exchange of the whole of this Temporary Global Class A-1 Investor Note, this Temporary Global Class A-1 Investor Note shall be surrendered to the Indenture Trustee. On an exchange of part only of this Temporary Global Class A-1 Investor Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Issuer. If, following the issuance of a Permanent Global Class A-1 Investor Note in exchange for some of the Class A-1 Investor Notes represented by this Temporary Global Class A-1 Investor Note, further Class A-1 Investor Notes are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issuance of a new Permanent Global Class A-1 Investor Note, by the Issuer or its agent endorsing Schedule A of the Permanent Global Class A-1 Investor Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Class A-1 Investor Note by an amount equal to the aggregate principal amount of the additional Class A-1 Investor Notes to be exchanged.


     Interests in this Temporary Global Class A-1 Investor Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream. For purposes of this Temporary Global Class A-1 Investor Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class A-1 Investor Notes and of the principal amount of Class A-1 Investor Notes represented by this Temporary Global Class A-1 Investor Note credited to the securities accounts of such holders of Class A-1 Investor Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class A-1 Investor Note or Class A-1 Investor Notes credited to the securities account of such holder and stating the principal amount of such Class A-1 Investor Note or Class A-1 Investor Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the preceding sentence (but without prejudice to any other means of producing such records in


                                    A-1-2-9
evidence). Notwithstanding any provision to the contrary contained in this Temporary Global Class A-1 Investor Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Class A-1 Investor Note represented by this Temporary Global Class A-1 Investor Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Temporary Global Class A-1 Investor Note.

     Interests in this Temporary Global Class A-1 Investor Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class A-1 Investor Note provided that such transfer or exchange complies with Section
                                                                         -------
6.5  of  the  Series  2004-1  Indenture  Supplement. Interests in this Temporary
---
Global Class A-1 Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

                                    A-1-2-10

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D.  or  other  identifying number of assignee:
___________________

FOR  VALUE  RECEIVED,  the  undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________
                         (name and address of assignee)

the within Class A-1 Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said Class A-1 Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________            By:_______________________(2)

                                             Signature  Guaranteed:

                                             __________________________________
                                             __________________________________


-----------------------------
(2) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-1 Investor Note, without alteration, enlargement or any change whatsoever.


                                    A-1-2-11

                                                                   EXHIBIT A-1-3
                                                                TO SERIES 2004-1
                                                            INDENTURE SUPPLEMENT

                FORM OF PERMANENT GLOBAL CLASS A-1 INVESTOR NOTE

No.                                                         $[___________]


                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                   CUSIP (CINS) NO. [          ]
                                                           ISIN NO. [          ]

     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE
REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER,
PLEDGE  OR  OTHER  USE  HEREOF  FOR  VALUE  OR  OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL  BECAUSE  THE  REGISTERED  OWNER,  CEDE  & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS CLASS A-1 INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS
A-1 INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                             CHESAPEAKE FUNDING LLC

        SERIES 2004-1 FLOATING RATE CALLABLE ASSET BACKED INVESTOR NOTES,
                                    CLASS A-1

CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received,
                                                   -------
hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [____________] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Class A-1 Investor Note shall be due on the Class A-1 Final Maturity Date. However, principal with respect to the Class A-1 Investor Notes may be paid earlier under certain limited circumstances described in the Indenture. The Issuer will pay interest on this Class A-1 Investor Note for each Series 2004-1 Interest Period, in accordance with the
                           ----------------------------
terms of the Indenture, at the Class A-1 Note Rate for such Interest Period. Each "Series 2004-1 Interest Period" will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2004-1
                            --------   -------
Interest Period shall commence on and include the Series 2004-1 Closing Date and end on and include September 6, 2004. Such principal of and interest on this Class A-1 Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

     The principal of and interest on this Class A-1 Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-1 Investor Note shall be applied as provided in the Indenture. This Class A-1 Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC ("VMS") or any affiliate of VMS other than the Issuer.

     Reference is made to the further provisions of this Class A-1 Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class A-1 Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York, 10004, Attention: Institutional Trust Services/Global Debt. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-1 Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                    A-1-3-2

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, Manually or in facsimile, by its Authorized Officer.

Date:  __________

                                        CHESAPEAKE  FUNDING  LLC


                                        By:___________________________
                                             Name:
                                             Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-1 Investor Notes issued under the within-mentioned Indenture.

                                        JPMORGAN  CHASE  BANK,  as  Indenture
                                        Trustee
                                        By:___________________________
                                             Authorized  Signatory


                                    A-1-3-3

                      [REVERSE OF CLASS A-1 INVESTOR NOTE]

     This Class A-1 Investor Note is one of a duly authorized issue of Class A-1 Investor Notes of the Issuer designated its Series 2004-1 Floating Rate Callable Asset Backed Investor Notes (herein called the "Class A-1 Investor Notes"), all
                                                 ------------------------
issued  under  (i)  a  Base  Indenture  dated  as  of  June  30, 1999 (such Base
Indenture,  as  amended  or  modified,  is  herein called the "Base Indenture"),
                                                               --------------
between the Issuer and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture
                                                                       ---------
Trustee",  which  term  includes  any successor Indenture Trustee under the Base
-------
Indenture),  and  (ii) a Series 2004-1 Indenture Supplement dated as of July 29,
---
2004  (the  "Series  2004-1  Indenture  Supplement")  between the Issuer and the
-            -------------------------------------
Indenture Trustee. The Base Indenture and the Series 2004-1 Indenture Supplement are referred to herein as the "Indenture". The Class A-1 Investor Notes are
                                    ---------
subject to all terms of the Indenture. All terms used in this Class A-1 Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

     The Class A-1 Investor Notes are and will be equally and ratably secured by the Series 2004-1 Collateral pledged as security therefor as provided in the Indenture and the Series 2004-1 Indenture Supplement.

     Principal of the Class A-1 Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date"
                                                                   ------------
means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing September 7, 2004.

     The entire unpaid principal amount of this Class A-1 Investor Note shall be due and payable on the Class A-1 Final Maturity Date. Notwithstanding the foregoing, principal on the Class A-1 Investor Notes will be paid earlier during the Series 2004-1 Amortization Period as described in the Indenture. All principal payments on the Class A-1 Investor Notes shall be made pro rata to the Class A-1 Investor Noteholders entitled thereto.

     The Issuer will have the option to prepay the Series 2004-1 Investor Notes, in whole but not in part, on any Payment Date after the Payment Date in February 2006. The prepayment price for the Series 2004-1 Investor Notes will be equal to the amount set forth in the Indenture.

     Interest will accrue on this Class A-1 Investor Notes for each Series 2004-1 Interest Period at a rate equal to (i) with respect to the initial Series 2004-1 Interest Period, 1.58% per annum and (ii) with respect to each Series 2004-1 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2004-1 Interest Period plus 0.11% per annum (the "Class A-1 Note
                                                                  --------------
Rate").  "One-Month  LIBOR"  means,  for each Series 2004-1 Interest Period, the
----      ----------------
rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on Telerate Page 3750, One-Month LIBOR will mean, for such 2004-1 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates


                                    A-1-3-4
quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 a.m., New York City time, on the first day of such Series 2004-1 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2004-1 Interest Period.

     The Issuer shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Investor Note may be registered on the Note Register upon surrender of this Class A-1 Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     The Issuer and the Indenture Trustee covenant and agree in the Series 2004-1 Indenture Supplement and, by acquiring a Class A-1 Investor Note or an interest therein, each Class A-1 Investor Noteholder and each Class A-1 Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

     Each Class A-1 Investor Noteholder, by acceptance of a Class A-1 Investor Note or, in the case of a Class A-1 Investor Note Owner, a beneficial interest in a Class A-1 Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of
                                 ------------------
the  Delaware  Code, 12 Del.C. Sec. 3801 et seq., (b)(i) the debts, liabilities,
                        -----            -- ---
obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations


                                    A-1-3-5
and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an
           ------------
agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

     Each Class A-1 Investor Noteholder or Class A-1 Investor Note Owner, by acceptance of a Class A-1 Investor Note or, in the case of a Class A-1 Investor Note Owner, a beneficial interest in a Class A-1 Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A-1 Investor Noteholder or Class A-1 Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

     It is the intent of the Issuer, each Class A-1 Investor Noteholder and each Class A-1 Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class A-1 Investor Notes will evidence indebtedness of the Issuer secured by the Series 2004-1 Collateral. Each Class A-1 Investor Noteholder and each Class A-1 Investor Note Owner, by the acceptance of this Class A-1 Investor Note, agrees to treat this Class A-1 Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

     Each Holder of this Class A-1 Investor Note shall provide to the Indenture Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute), with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class A-1 Investor Note is

                                    A-1-3-6
a non-U.S. person and providing the Holder's name and address. If the information provided in the statement changes, the Holder of this Class A-1
Investor Note shall so inform the Indenture Trustee within 30 days of such change.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2004-1 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2004-1 Investor Notes affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2004-1 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2004-1 Investor Notes, on behalf of the Holders of all the Series 2004-1 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Investor Note (or any one or more predecessor Class A-1 Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Investor Note and of any Class A-1 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2004-1 Investor Notes issued thereunder.

     The term "Issuer" as used in this Class A-1 Investor Note includes any Successor to the Issuer under the Indenture.

     The Class A-1 Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

     This Class A-1 Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

     No reference herein to the Indenture and no provision of this Class A-1 Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

     Interests in this Permanent Global Class A-1 Investor Note will be transferable in accordance with the rules and procedures for the time being of Clearstream Banking, societe anonyme ("Clearstream"), or Euroclear Bank
                                           -----------
S.A./N.V.,  as  operator  of  the Euroclear System ("Euroclear").  Euroclear and
                                                     ---------
Clearstream will be treated by the Indenture Trustee and any paying agent as the holder of the Class A-1 Investor Notes. For purposes of this Permanent Global Class A-1 Investor Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class A-1 Investor Notes and of the principal amount of Class A-1 Investor Notes represented by this Permanent Global Class A-1 Investor Note credited to the securities accounts of such holders of Class
A-1 Investor Notes. Any statement issued by Euroclear or Clearstream to any holder

                                    A-1-3-7
relating to a specified Class A-1 Investor Note or Class A-1 Investor Notes credited to the securities account of such holder and stating the principal amount of such Class A-1 Investor Note or Class A-1 Investor Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Permanent Global Class A-1 Investor Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Class A-1 Investor Note represented by this Permanent Global Class A-1 Investor Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Permanent Global Class A-1 Investor Note.

     Interests in this Permanent Global Class A-1 Investor Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class A-1 Investor Note provided that such transfer or exchange complies with Section
                                                                         -------
6.5  of  the  Series  2004-1  Indenture Supplement.  Interests in this Permanent
---
Global Class A-1 Investor Note may be exchanged for Definitive Notes, subject to
---
the  provisions  of  the  Indenture.


                                    A-1-3-8

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D.  or  other  identifying number of assignee:
___________________

FOR  VALUE  RECEIVED,  the  undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________
                         (name and address of assignee)

the within Class A-1 Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said Class A-1 Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________          By:_______________________(3)

                                        Signature  Guaranteed:

                                        __________________________________
                                        __________________________________


-----------------------------
(3) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-1 Investor Note, without alteration, enlargement or any change whatsoever.

                                        A-1-3-9

                                                                   EXHIBIT A-2-1
                                                                TO SERIES 2004-1
                                                            INDENTURE SUPPLEMENT

                FORM OF RESTRICTED GLOBAL CLASS A-2 INVESTOR NOTE

No.                                                          $[_____________]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                      CUSIP (CINS) NO. 165182AL0
                                                           ISIN NO. US165182AL06

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CHESAPEAKE FUNDING LLC (THE "ISSUER") OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A (A "QIB") THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ISSUER, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE IN ACCORDANCE WITH THE INDENTURE SUPPLEMENT.

     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY

                                    A-2-1-1

REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF,EXCEPT IN THE
LIMITED  CIRCUMSTANCES  DESCRIBED  IN  THE  INDENTURE.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER,
PLEDGE  OR  OTHER  USE  HEREOF  FOR  VALUE  OR  OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL  BECAUSE  THE  REGISTERED  OWNER,  CEDE  & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS CLASS A-2 INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS
A-2 INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                             CHESAPEAKE FUNDING LLC

          SERIES 2004-1 FLOATING RATE CALLABLE ASSET BACKED INVESTOR NOTES,
                                    CLASS A-2

     CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the "Issuer"), for value
                                                             ------
received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [______________] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Class A-2 Investor Note shall be due on the Class A-2 Final Maturity Date. However, principal with respect to the Class A-2 Investor Notes may be paid earlier under certain limited circumstances described in the Indenture. The Issuer will pay interest on this Class A-2 Investor Note for each Series 2004-1 Interest Period, in accordance with the terms of the Indenture, at the Class A-2 Note Rate for such Interest Period. Each "Series 2004-1 Interest Period" will be a period
                          --------------------------------
commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial
                                             --------  -------
Series 2004-1 Interest Period shall commence on and include the Series 2004-1 Closing Date and end on and include September 6, 2004. Such principal of and interest on this Class A-2 Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

     The principal of and interest on this Class A-2 Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-2 Investor Note shall be applied as provided in the Indenture. This Class A-2 Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC ("VMS")
                                                                           ---
or  any  affiliate  of  VMS  other  than  the  Issuer.

                                    A-2-1-2

     Reference is made to the further provisions of this Class A-2 Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class A-2 Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York, 10004, Attention: Institutional Trust Services/Global Debt. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-2 Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                    A-2-1-3

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, Manually or in facsimile, by its Authorized Officer.

Date:  __________

                                        CHESAPEAKE  FUNDING  LLC


                                        By:___________________________
                                             Name:
                                             Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2 Investor Notes issued under the within-mentioned Indenture.

                                        JPMORGAN  CHASE  BANK, as Indenture
                                        Trustee

                                        By:___________________________
                                             Authorized  Signatory

                                    A-2-1-4

                      [REVERSE OF CLASS A-2 INVESTOR NOTE]

     This Class A-2 Investor Note is one of a duly authorized issue of Class A-2 Investor Notes of the Issuer designated its Series 2004-1 Floating Rate Callable Asset Backed Investor Notes (herein called the "Class A-2 Investor Notes"), all
                                                 ------------------------
issued  under  (i)  a  Base  Indenture  dated  as  of  June  30, 1999 (such Base
Indenture,  as  amended  or  modified,  is  herein called the "Base Indenture"),
                                                               --------------
between the Issuer and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture
                                                                       ---------
Trustee",  which  term  includes  any successor Indenture Trustee under the Base
-------
Indenture),  and  (ii) a Series 2004-1 Indenture Supplement dated as of July 29,
---
2004  (the  "Series  2004-1  Indenture  Supplement")  between the Issuer and the
-            -------------------------------------
Indenture Trustee. The Base Indenture and the Series 2004-1 Indenture Supplement are referred to herein as the "Indenture". The Class A-2 Investor Notes are
                                    ---------
subject to all terms of the Indenture. All terms used in this Class A-2 Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

     The Class A-2 Investor Notes are and will be equally and ratably secured by the Series 2004-1 Collateral pledged as security therefor as provided in the Indenture and the Series 2004-1 Indenture Supplement.

     Principal of the Class A-2 Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 7th day of each month, or if such date is not a
 -------------
Business  Day,  the  next succeeding Business Day, commencing September 7, 2004.

     The entire unpaid principal amount of this Class A-2 Investor Note shall be due and payable on the Class A-2 Final Maturity Date. Notwithstanding the foregoing, principal on the Class A-2 Investor Notes will be paid earlier during the Series 2004-1 Amortization Period as described in the Indenture. All principal payments on the Class A-2 Investor Notes shall be made pro rata to the Class A-2 Investor Noteholders entitled thereto.

     The Issuer will have the option to prepay the Series 2004-1 Investor Notes, in whole but not in part, on any Payment Date after the Payment Date in February 2006. The prepayment price for the Series 2004-1 Investor Notes will be equal to the amount set forth in the Indenture.

     Interest will accrue on this Class A-2 Investor Notes for each Series 2004-1 Interest Period at a rate equal to (i) with respect to the initial Series 2004-1 Interest Period, 1.63% per annum and (ii) with respect to each Series 2004-1 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2004-1 Interest Period plus 0.16% per annum (the "Class A-2 Note
                                                                  --------------
Rate").  "One-Month  LIBOR"  means,  for each Series 2004-1 Interest Period, the
----      ---------------
rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on Telerate Page 3750, One-Month LIBOR will mean, for such 2004-1 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates


                                    A-2-1-5
quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 a.m., New York City time, on the first day of such Series 2004-1 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2004-1 Interest Period.

     The Issuer shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Investor Note may be registered on the Note Register upon surrender of this Class A-2 Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     The Issuer and the Indenture Trustee covenant and agree in the Series 2004-1 Indenture Supplement and, by acquiring a Class A-2 Investor Note or an interest therein, each Class A-2 Investor Noteholder and each Class A-2 Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

     Each Class A-2 Investor Noteholder, by acceptance of a Class A-2 Investor Note or, in the case of a Class A-2 Investor Note Owner, a beneficial interest in a Class A-2 Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of
                                 ------------------
the  Delaware  Code, 12 Del.C. Sec. 3801 et seq., (b)(i) the debts, liabilities,
                        -----            -- ---
obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations

                                    A-2-1-6
and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an
           -----------
agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

     Each Class A-2 Investor Noteholder or Class A-2 Investor Note Owner, by acceptance of a Class A-2 Investor Note or, in the case of a Class A-2 Investor Note Owner, a beneficial interest in a Class A-2 Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A-2 Investor Noteholder or Class A-2 Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

     It is the intent of the Issuer, each Class A-2 Investor Noteholder and each Class A-2 Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class A-2 Investor Notes will evidence indebtedness of the Issuer secured by the Series 2004-1 Collateral. Each Class A-2 Investor Noteholder and each Class A-2 Investor Note Owner, by the acceptance of this Class A-2 Investor Note, agrees to treat this Class A-2 Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2004-1 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2004-1 Investor Notes

                                    A-2-1-7
affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2004-1 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2004-1 Investor Notes, on behalf of the Holders of all the Series 2004-1 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Investor Note (or any one or more predecessor Class A-2 Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Investor Note and of any Class A-2 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2004-1 Investor Notes issued thereunder.

     The term "Issuer" as used in this Class A-2 Investor Note includes any successor to the Issuer under the Indenture.

     The Class A-2 Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

     This Class A-2 Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

     No reference herein to the Indenture and no provision of this Class A-2 Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

     Interests in this Restricted Global Class A-2 Investor Note are exchangeable or transferable in whole or in part for interests in a Temporary Global Class A-2 Investor Note or a Permanent Global Class A-2 Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series
                                                       -----------
2004-1 Indenture Supplement. Interests in this Restricted Global Class A-2 Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

                                    A-2-1-8

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D.  or  other  identifying number of assignee:
___________________

FOR  VALUE  RECEIVED,  the  undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________
                         (name and address of assignee)

the within Class A-2 Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said Class A-2 Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________          By:_______________________(4)

                                        Signature  Guaranteed:

                                        __________________________________
                                        __________________________________


-----------------------------
(4) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-2 Investor Note, without alteration, enlargement or any change whatsoever.



                                    A-2-1-9

                                                                   EXHIBIT A-2-2
                                                                TO SERIES 2004-1
                                                            INDENTURE SUPPLEMENT

                FORM OF TEMPORARY GLOBAL CLASS A-2 INVESTOR NOTE

No.                                                         $[_______________]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                      CUSIP (CINS) NO. U16492AB3
                                                           ISIN NO. USU16492AB35

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES (THE "RESTRICTED PERIOD") IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES AND OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF CHESAPEAKE FUNDING LLC (THE "ISSUER") THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO THE ISSUER.

     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE
REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                                    A-2-2-1

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER,
PLEDGE  OR  OTHER  USE  HEREOF  FOR  VALUE  OR  OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL  BECAUSE  THE  REGISTERED  OWNER,  CEDE  & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS CLASS A-2 INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS
A-2 INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                             CHESAPEAKE FUNDING LLC

          SERIES 2004-1 FLOATING RATE CALLABLE ASSET BACKED INVESTOR NOTES,
                                    CLASS A-2

     CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the "Issuer"), for value
                                                             ------
received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [____________] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Class A-2 Investor Note shall be due on the Class A-2 Final Maturity Date. However, principal with respect to the Class A-2 Investor Notes may be paid earlier under certain limited circumstances described in the Indenture. The Issuer will pay interest on this Class A-2 Investor Note for each Series 2004-1 Interest Period, in accordance with the terms of the Indenture, at the Class A-2 Note Rate for such Interest Period. Each "Series 2004-1 Interest Period" will be a period
                          --------------------------------
commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial
                                             --------  -------
Series 2004-1 Interest Period shall commence on and include the Series 2004-1 Closing Date and end on and include September 6, 2004. Such principal of and interest on this Class A-2 Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

     The principal of and interest on this Class A-2 Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-2 Investor Note shall be applied as provided in the Indenture. This Class A-2 Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC ("VMS")
                                                                           ---
or  any  affiliate  of  VMS  other  than  the  Issuer.

     Reference is made to the further provisions of this Class A-2 Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class A-2 Investor Note does


                                    A-2-2-2
not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York, 10004, Attention:
Institutional Trust Services/Global Debt. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-2 Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                    A-2-2-3

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, Manually or in facsimile, by its Authorized Officer.

Date:  __________

                                   CHESAPEAKE  FUNDING  LLC


                                   By:___________________________
                                        Name:
                                        Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2 Investor Notes issued under the within-mentioned Indenture.

                                   JPMORGAN  CHASE  BANK,  as  Indenture
                                   Trustee

                                   By:___________________________
                                        Authorized  Signatory


                                    A-2-2-4

                      [REVERSE OF CLASS A-2 INVESTOR NOTE]

     This Class A-2 Investor Note is one of a duly authorized issue of Class A-2 Investor Notes of the Issuer designated its Series 2004-1 Floating Rate Callable Asset Backed Investor Notes (herein called the "Class A-2 Investor Notes"), all
                                                 ------------------------
issued  under  (i)  a  Base  Indenture  dated  as  of  June  30, 1999 (such Base
Indenture,  as  amended  or  modified,  is  herein called the "Base Indenture"),
                                                               --------------
between the Issuer and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture
                                                                       ---------
Trustee",  which  term  includes  any successor Indenture Trustee under the Base
-------
Indenture),  and  (ii) a Series 2004-1 Indenture Supplement dated as of July 29,
---
2004  (the  "Series  2004-1  Indenture  Supplement")  between the Issuer and the
-            -------------------------------------
Indenture Trustee. The Base Indenture and the Series 2004-1 Indenture Supplement are referred to herein as the "Indenture". The Class A-2 Investor Notes are
                                    ---------
subject to all terms of the Indenture. All terms used in this Class A-2 Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

     The Class A-2 Investor Notes are and will be equally and ratably secured by the Series 2004-1 Collateral pledged as security therefor as provided in the Indenture and the Series 2004-1 Indenture Supplement.

     Principal of the Class A-2 Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date"
                                                                   ------------
means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing September 7, 2004.

     The entire unpaid principal amount of this Class A-2 Investor Note shall be Due and payable on the Class A-2 Final Maturity Date. Notwithstanding the foregoing, principal on the Class A-2 Investor Notes will be paid earlier during the Series 2004-1 Amortization Period as described in the Indenture. All principal payments on the Class A-2 Investor Notes shall be made pro rata to the Class A-2 Investor Noteholders entitled thereto.

     The Issuer will have the option to prepay the Series 2004-1 Investor Notes, in whole but not in part, on any Payment Date after the Payment Date in February 2006. The prepayment price for the Series 2004-1 Investor Notes will be equal to the amount set forth in the Indenture.

     Interest will accrue on this Class A-2 Investor Notes for each Series 2004-1 Interest Period at a rate equal to (i) with respect to the initial Series 2004-1 Interest Period, 1.63% per annum and (ii) with respect to each Series 2004-1 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2004-1 Interest Period plus 0.16% per annum (the "Class A-2 Note Rate"). "One-Month LIBOR" means, for each Series 2004-1 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on Telerate Page 3750, One-Month LIBOR will mean, for such 2004-1 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates


                                    A-2-2-5
quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 a.m., New York City time, on the first day of such Series 2004-1 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2004-1 Interest Period.

     The Issuer shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Investor Note may be registered on the Note Register upon surrender of this Class A-2 Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     The Issuer and the Indenture Trustee covenant and agree in the Series 2004-1 Indenture Supplement and, by acquiring a Class A-2 Investor Note or an interest therein, each Class A-2 Investor Noteholder and each Class A-2 Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

     Each Class A-2 Investor Noteholder, by acceptance of a Class A-2 Investor Note or, in the case of a Class A-2 Investor Note Owner, a beneficial interest in a Class A-2 Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of
                                 ------------------
the  Delaware  Code, 12 Del.C. Sec. 3801 et seq., (b)(i) the debts, liabilities,
                        -----            -- ---
obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations

                                    A-2-2-6
and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an
           -----------
agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

     Each Class A-2 Investor Noteholder or Class A-2 Investor Note Owner, by acceptance of a Class A-2 Investor Note or, in the case of a Class A-2 Investor Note Owner, a beneficial interest in a Class A-2 Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A-2 Investor Noteholder or Class A-2 Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

     It is the intent of the Issuer, each Class A-2 Investor Noteholder and each Class A-2 Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class A-2 Investor Notes will evidence indebtedness of the Issuer secured by the Series 2004-1 Collateral. Each Class A-2 Investor Noteholder and each Class A-2 Investor Note Owner, by the acceptance of this Class A-2 Investor Note, agrees to treat this Class A-2 Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

     Each Holder of this Class A-2 Investor Note shall provide to the Indenture Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute), with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class A-2 Investor Note is

                                    A-2-2-7
a non-U.S. person and providing the Holder's name and address. If the information provided in the statement changes, the Holder of this Class A-2
Investor Note shall so inform the Indenture Trustee within 30 days of such change.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2004-1 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2004-1 Investor Notes affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2004-1 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2004-1 Investor Notes, on behalf of the Holders of all the Series 2004-1 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Investor Note (or any one or more predecessor Class A-2 Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Investor Note and of any Class A-2 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2004-1 Investor Notes issued thereunder.

     The term "Issuer" as used in this Class A-2 Investor Note includes any Successor to the Issuer under the Indenture.

     The Class A-2 Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

     This Class A-2 Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

     No reference herein to the Indenture and no provision of this Class A-2 Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

     During the Restricted Period (as defined below), payments (if any) on this Temporary Global Class A-2 Investor Note will only be paid to the extent that there is presented by Clearstream Banking, soci t anonyme ("Clearstream"), or
                                                               -----------
Euroclear  Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"), to
                                                                 ---------
the Indenture Trustee a certificate to the effect that it has received from or in respect of persons entitled to a Class A-2 Investor Note (as shown by its records) certification in form reasonably satisfactory to the Indenture Trustee from such persons that their beneficial ownership interests in the Temporary Global Class A-2 Investor Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act. After the Restricted Period, the holder of this Temporary Global Class A-2 Investor Note will not be entitled to receive any

                                    A-2-2-8
payment hereon, until this Temporary Global Class A-2 Investor Note is exchanged in full for a Permanent Global Class A-2 Investor Note. This Temporary Global Class A-2 Investor Note shall in all other respects be entitled to the same benefits as a Permanent Global Class A-2 Investor Note under the Indenture.

     After the end of the period commencing on the Series 2004-1 Closing Date and ending on the date that is the 40th day after the Series 2004-1 Closing Date (the "Restricted Period"), interests in this Temporary Global Class A-2 Investor
      -----------------
Note may be exchanged (free of charge) for interests in a Permanent Global Class A-2 Investor Note in the form of Exhibit A-2-3 to the Series 2004-1 Indenture
                                    -------------
Supplement upon presentation of this Temporary Global Class A-2 Investor Note to the Indenture Trustee. The Permanent Global Class A-2 Investor Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Class A-2 Investor Note in respect of which there shall have been presented to the Indenture Trustee by Euroclear or Clearstream a certificate to the effect that it has received from or in respect of persons entitled to a Class A-2 Investor Note (as shown by its records) certification in form reasonably satisfactory to the Indenture Trustee from such persons that their beneficial ownership interests in the Temporary Global Class A-2 Investor Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.

     On an exchange of the whole of this Temporary Global Class A-2 Investor Note, this Temporary Global Class A-2 Investor Note shall be surrendered to the Indenture Trustee. On an exchange of part only of this Temporary Global Class A-2 Investor Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Issuer. If, following the issuance of a Permanent Global Class A-2 Investor Note in exchange for some of the Class A-2 Investor Notes represented by this Temporary Global Class A-2 Investor Note, further Class A-2 Investor Notes are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issuance of a new Permanent Global Class A-2 Investor Note, by the Issuer or its agent endorsing Schedule A of the Permanent Global Class A-2 Investor Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Class A-2 Investor Note by an amount equal to the aggregate principal amount of the additional Class A-2 Investor Notes to be exchanged.


     Interests in this Temporary Global Class A-2 Investor Note will be Transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream. For purposes of this Temporary Global Class A-2 Investor Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class A-2 Investor Notes and of the principal amount of Class A-2 Investor Notes represented by this Temporary Global Class A-2 Investor Note credited to the securities accounts of such holders of Class A-2 Investor Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class A-2 Investor Note or Class A-2 Investor Notes credited to the securities account of such holder and stating the principal amount of such Class A-2 Investor Note or Class A-2 Investor Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the preceding sentence (but without prejudice to any other means of producing such records in

                                    A-2-2-9
evidence). Notwithstanding any provision to the contrary contained in this Temporary Global Class A-2 Investor Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Class A-2 Investor Note represented by this Temporary Global Class A-2 Investor Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Temporary Global Class A-2 Investor Note.

     Interests in this Temporary Global Class A-2 Investor Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class A-2 Investor Note provided that such transfer or exchange complies with Section
                                                                         -------
6.5  of  the  Series  2004-1  Indenture  Supplement. Interests in this Temporary
---
Global Class A-2 Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

                                    A-2-2-10

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D.  or  other  identifying number of assignee:
___________________

FOR  VALUE  RECEIVED,  the  undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________
                         (name and address of assignee)

the within Class A-2 Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said Class A-2 Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________          By:_______________________(5)

                                             Signature  Guaranteed:

                                             __________________________________
                                             __________________________________


-----------------------------
(5) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-2 Investor Note, without alteration, enlargement or any change whatsoever.


                                    A-2-2-11

                                                                   EXHIBIT A-2-3
                                                                TO SERIES 2004-1
                                                            INDENTURE SUPPLEMENT

                FORM OF PERMANENT GLOBAL CLASS A-2 INVESTOR NOTE

No.                                                         $[_____________]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                   CUSIP (CINS) NO. [          ]
                                                           ISIN NO. [          ]

     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE
REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER,
PLEDGE  OR  OTHER  USE  HEREOF  FOR  VALUE  OR  OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL  BECAUSE  THE  REGISTERED  OWNER,  CEDE  & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS CLASS A-2 INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS
A-2 INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                             CHESAPEAKE FUNDING LLC

        SERIES 2004-1 FLOATING RATE CALLABLE ASSET BACKED INVESTOR NOTES,
                                    CLASS A-2


                                    A-2-3-1

     CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the "Issuer"), for value
                                                             ------
received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [___________] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Class A-2 Investor Note shall be due on the Class A-2 Final Maturity Date. However, principal with respect to the Class A-2 Investor Notes may be paid earlier under certain limited circumstances described in the Indenture. The Issuer will pay interest on this Class A-2 Investor Note for each Series 2004-1 Interest Period, in accordance with the terms of the Indenture, at the Class A-2 Note Rate for such Interest Period. Each "Series 2004-1 Interest Period" will be a period
                          --------------------------------
commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial
                                             --------  -------
Series 2004-1 Interest Period shall commence on and include the Series 2004-1 Closing Date and end on and include September 6, 2004. Such principal of and interest on this Class A-2 Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

     The principal of and interest on this Class A-2 Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-2 Investor Note shall be applied as provided in the Indenture. This Class A-2 Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC ("VMS")
                                                                           ---
or  any  affiliate  of  VMS  other  than  the  Issuer.

     Reference is made to the further provisions of this Class A-2 Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class A-2 Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York, 10004, Attention: Institutional Trust Services/Global Debt. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-2 Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                    A-2-3-2

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, Manually or in facsimile, by its Authorized Officer.

Date:  __________

                                        CHESAPEAKE  FUNDING  LLC


                                        By:___________________________
                                             Name:
                                             Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2 Investor Notes issued under the within-mentioned Indenture.

                                        JPMORGAN  CHASE  BANK,  as  Indenture
                                        Trustee


                                        By:___________________________
                                             Authorized  Signatory

                                    A-2-3-3

                      [REVERSE OF CLASS A-2 INVESTOR NOTE]

     This Class A-2 Investor Note is one of a duly authorized issue of Class A-2 Investor Notes of the Issuer designated its Series 2004-1 Floating Rate Callable Asset Backed Investor Notes (herein called the "Class A-2 Investor Notes"), all
                                                 ------------------------
issued  under  (i)  a  Base  Indenture  dated  as  of  June  30, 1999 (such Base
Indenture,  as  amended  or  modified,  is  herein called the "Base Indenture"),
                                                               --------------
between the Issuer and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture
                                                                       ---------
Trustee",  which  term  includes  any successor Indenture Trustee under the Base
-------
Indenture),  and  (ii) a Series 2004-1 Indenture Supplement dated as of July 29,
---
2004  (the  "Series  2004-1  Indenture  Supplement")  between the Issuer and the
-            -------------------------------------
Indenture Trustee. The Base Indenture and the Series 2004-1 Indenture Supplement are referred to herein as the "Indenture". The Class A-2 Investor Notes are
                                    ---------
subject to all terms of the Indenture. All terms used in this Class A-2 Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

     The Class A-2 Investor Notes are and will be equally and ratably secured by the Series 2004-1 Collateral pledged as security therefor as provided in the Indenture and the Series 2004-1 Indenture Supplement.

     Principal of the Class A-2 Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing September 7, 2004.

     The entire unpaid principal amount of this Class A-2 Investor Note shall be due and payable on the Class A-2 Final Maturity Date. Notwithstanding the foregoing, principal on the Class A-2 Investor Notes will be paid earlier during the Series 2004-1 Amortization Period as described in the Indenture. All principal payments on the Class A-2 Investor Notes shall be made pro rata to the Class A-2 Investor Noteholders entitled thereto.

     The Issuer will have the option to prepay the Series 2004-1 Investor Notes, in whole but not in part, on any Payment Date after the Payment Date in February 2006. The prepayment price for the Series 2004-1 Investor Notes will be equal to the amount set forth in the Indenture.

     Interest will accrue on this Class A-2 Investor Notes for each Series 2004-1 Interest Period at a rate equal to (i) with respect to the initial Series 2004-1 Interest Period, 1.63% per annum and (ii) with respect to each Series 2004-1 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2004-1 Interest Period plus 0.16% per annum (the "Class A-2 Note
                                                                  -------------
Rate").  "One-Month  LIBOR"  means,  for each Series 2004-1 Interest Period, the
----      ----------------
rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on Telerate Page 3750, One-Month LIBOR will mean, for such 2004-1 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates

                                    A-2-3-4
quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 a.m., New York City time, on the first day of such Series 2004-1 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, "One-Month LIBOR" for such Series 2004-1 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2004-1 Interest Period.

     The Issuer shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Investor Note may be registered on the Note Register upon surrender of this Class A-2 Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     The Issuer and the Indenture Trustee covenant and agree in the Series 2004-1 Indenture Supplement and, by acquiring a Class A-2 Investor Note or an interest therein, each Class A-2 Investor Noteholder and each Class A-2 Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

     Each Class A-2 Investor Noteholder, by acceptance of a Class A-2 Investor Note or, in the case of a Class A-2 Investor Note Owner, a beneficial interest in a Class A-2 Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of
                                 ------------------
the  Delaware  Code, 12 Del.C. Sec. 3801 et seq., (b)(i) the debts, liabilities,
                        -----            -- ---
obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations

                                    A-2-3-5
and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 ofthe Origination Trust Agreement, and (ii) execute an
           -----------
agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

     Each Class A-2 Investor Noteholder or Class A-2 Investor Note Owner, by acceptance of a Class A-2 Investor Note or, in the case of a Class A-2 Investor Note Owner, a beneficial interest in a Class A-2 Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A-2 Investor Noteholder or Class A-2 Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

     It is the intent of the Issuer, each Class A-2 Investor Noteholder and each Class A-2 Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class A-2 Investor Notes will evidence indebtedness of the Issuer secured by the Series 2004-1 Collateral. Each Class A-2 Investor Noteholder and each Class A-2 Investor Note Owner, by the acceptance of this Class A-2 Investor Note, agrees to treat this Class A-2 Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

     Each Holder of this Class A-2 Investor Note shall provide to the Indenture Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute), with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class A-2 Investor Note is

                                    A-2-3-6
a non-U.S. person and providing the Holder's name and address. If the information provided in the statement changes, the Holder of this Class A-2
Investor Note shall so inform the Indenture Trustee within 30 days of such change.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2004-1 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2004-1 Investor Notes affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2004-1 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2004-1 Investor Notes, on behalf of the Holders of all the Series 2004-1 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Investor Note (or any one or more predecessor Class A-2 Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Investor Note and of any Class A-2 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2004-1 Investor Notes issued thereunder.

     The term "Issuer" as used in this Class A-2 Investor Note includes any Successor to the Issuer under the Indenture.

     The Class A-2 Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

     This Class A-2 Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

     No reference herein to the Indenture and no provision of this Class A-2 Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

     Interests in this Permanent Global Class A-2 Investor Note will be Transferable in accordance with the rules and procedures for the time being of Clearstream Banking, societe anonyme ("Clearstream"), or Euroclear Bank
                                           -----------
S.A./N.V.,  as  operator  of  the  Euroclear System ("Euroclear"). Euroclear and
                                                      ---------
Clearstream will be treated by the Indenture Trustee and any paying agent as the holder of the Class A-2 Investor Notes. For purposes of this Permanent Global Class A-2 Investor Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class A-2 Investor Notes and of the principal amount of Class A-2 Investor Notes represented by this Permanent Global Class A-2 Investor Note credited to the securities accounts of such holders of Class
A-2 Investor Notes. Any statement issued by Euroclear or Clearstream to any holder

                                    A-2-3-7
relating to a specified Class A-2 Investor Note or Class A-2 Investor Notes credited to the securities account of such holder and stating the principal amount of such Class A-2 Investor Note or Class A-2 Investor Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Permanent Global Class A-2 Investor Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Class A-2 Investor Note represented by this Permanent Global Class A-2 Investor Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Permanent Global Class A-2 Investor Note.

     Interests in this Permanent Global Class A-2 Investor Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class A-2 Investor Note provided that such transfer or exchange complies with Section
                                                                         -------
6.5  of  the  Series  2004-1  Indenture Supplement.  Interests in this Permanent
---
Global Class A-2 Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.


                                    A-2-3-8

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D.  or  other  identifying number of assignee:
___________________

FOR  VALUE  RECEIVED,  the  undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________
                         (name and address of assignee)

the within Class A-2 Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said Class A-2 Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________          By:_______________________(6)

                                             Signature  Guaranteed:

                                             __________________________________
                                             __________________________________

-----------------------------
(6) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-2 Investor Note, without alteration, enlargement or any change whatsoever.


                                    A-2-3-9

                                                                     EXHIBIT B-1



                  [FORM OF CERTIFICATE FOR EXCHANGE OR TRANSFER
                           FROM RESTRICTED GLOBAL NOTE
                            TO TEMPORARY GLOBAL NOTE]
                   (exchanges or transfers pursuant to Section
                6.5(c) of the Series 2004-1 Indenture Supplement)



JPMorgan  Chase  Bank,
as  Transfer  Agent  and  Registrar
4  New  York  Plaza,  6th  Floor
New  York,  New  York  10004
Attention:  Institutional  Trust  Services/Global Debt-Chesapeake Funding 2004-1


Re:     Chesapeake  Funding  LLC
Series  2004-1  Floating  Rate  Callable  Asset  Backed  Investor  Notes

Reference is hereby made to the Series 2004-1 Indenture Supplement, dated as of July 29, 2004 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Indenture Supplement"; terms defined therein being used herein as therein defined), between Chesapeake Funding LLC (the "Issuer") and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"), to the Base Indenture, dated as of June 30, 1999 (as amended or modified from time to time, the "Base Indenture" and, together with the Indenture Supplement, the "Indenture"), between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$______________ principal amount of the Restricted Global Note (the "Restricted Global Note") of the Series 2004-1 Floating Rate Callable Asset Backed Notes, [Class A-1] [Class A-2] (the "Notes") (CUSIP No. [ ]), held with DTC in the name of [transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such interest for an interest in the Temporary Global Note of the Series 2004-1 Floating Rate
Callable  Asset  Backed Notes, [Class A-1] [Class A-2](ISIN No. [             ])
to be held with [Euroclear] [Clearstream] (Common Code No. [          ]) through
DTC. If this is a partial transfer, a minimum amount of US$200,000 or any integral multiple of US$1,000 in excess thereof of the Restricted Global Note will remain outstanding.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and pursuant to and in accordance with Rule 904 of Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

                                      B-1-1

(1)     the  offer  of  the Notes was not made to a person in the United States;

(2) either (a) at the time the buy order was originated the transferee was outside the United States or the Transferor or any person acting on the Transferor's behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on behalf of the Transferor knows that the transaction was pre-arranged with a buyer in the United States;

(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

This certificate and the statements contained herein are made for your benefit and for the benefit of the Issuer and the Indenture Trustee.

                                   [Insert  name  of  Transferor]


                                   By:  ________________________________
                                          Name:
                                          Title:


Dated:  _________________

cc:  Chesapeake  Funding  LLC
     940  Ridgebrook  Road
     Sparks,  Maryland  21152
     Attention:  [General  Counsel]

                                      B-1-2

                                                                     EXHIBIT B-2



                  [FORM OF CERTIFICATE FOR EXCHANGE OR TRANSFER
                           FROM RESTRICTED GLOBAL NOTE
                            TO PERMANENT GLOBAL NOTE]
                   (exchanges or transfers pursuant to Section
                6.5(d) of the Series 2004-1 Indenture Supplement)


JPMorgan  Chase  Bank,
as  Transfer  Agent  and  Registrar
4  New  York  Plaza,  6th  Floor
New  York,  New  York  10004
Attention:  Institutional  Trust  Services/Global Debt-Chesapeake Funding 2004-1


Re:     Chesapeake  Funding  LLC
Series  2004-1  Floating  Rate  Callable  Asset  Backed  Investor  Notes

Reference is hereby made to the Series 2004-1 Indenture Supplement, dated as of July 29, 2004 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Indenture Supplement"; terms defined therein being used herein as therein defined), between Chesapeake Funding LLC (the "Issuer") and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"), to the Base Indenture, dated as of June 30, 1999 (as amended or modified from time to time, the "Base Indenture" and, together with the Indenture Supplement, the "Indenture"), between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$______________ principal amount of the Restricted Global Note (the "Restricted Global Note") of the Series 2004-1 Floating Rate Callable Asset Backed Notes, [Class A-1] [Class A-2] (the "Notes") (CUSIP No. [ ]), held with DTC in the name of [transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such interest for an interest in the Permanent Global Note of the Series 2004-1 Floating Rate Callable Asset Backed Notes, [Class A-1] [Class A-2](ISIN No. [
])  to  be  held  with  [Euroclear]  [Clearstream]  (Common  Code  No.  [
]) through DTC. If this is a partial transfer, a minimum amount of US$200,000 or any integral multiple of US$1,000 in excess thereof of the Restricted Global Note will remain outstanding.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and (i) with respect to transfers made in reliance upon Rule 904 of Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), the Transferor does hereby certify that:

                                      B-2-1

(1)     the  offer  of  the Notes was not made to a person in the United States;

(2) either (a) at the time the buy order was originated the transferee was outside the United States or the Transferor or any person acting on the Transferor's behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on behalf of the Transferor knows that the transaction was pre-arranged with a buyer in the United States;

(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

and (ii) with respect to transfers made in reliance upon Rule 144 under the Securities Act, the Transferor hereby certifies that the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act.

This certificate and the statements contained herein are made for your benefit and for the benefit of the Issuer and the Indenture Trustee.

                                   [Insert  name  of  Transferor]


                                   By:  ________________________________
                                          Name:
                                          Title:


Dated:  _________________

cc:  Chesapeake  Funding  LLC
     940  Ridgebrook  Road
     Sparks,  Maryland  21152
     Attention:  [General  Counsel]

                                      B-2-2

                                                                     EXHIBIT B-3



                      [FORM OF CERTIFICATE FOR TRANSFER OR
                                  EXCHANGE FROM
                              TEMPORARY GLOBAL NOTE
                           TO RESTRICTED GLOBAL NOTE]
                       (exchanges or transfers pursuant to
            Section 6.5(e) of the Series 2004-1 Indenture Supplement)



JPMorgan  Chase  Bank,
as  Transfer  Agent  and  Registrar
4  New  York  Plaza,  6th  Floor
New  York,  New  York  10004
Attention:  Institutional  Trust  Services/Global Debt-Chesapeake Funding 2004-1


Re:     Chesapeake  Funding  LLC
Series  2004-1  Floating  Rate  Callable  Asset  Backed  Investor  Notes

Reference is hereby made to the Series 2004-1 Indenture Supplement, dated as of July 29, 2004 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Indenture Supplement"; terms defined therein being used herein as therein defined), between Chesapeake Funding LLC (the "Issuer") and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"), to the Base Indenture, dated as of June 30, 1999 (as amended or modified from time to time, the "Base Indenture" and, together with the Indenture Supplement, the "Indenture"), between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$______________ principal amount of the Temporary Global Note (the "Temporary Global Note") of the Series 2004-1 Floating Rate Callable Asset Backed Notes, [Class A-1] [Class A-2] (the "Notes") (ISIN No. [
])  held  with [Euroclear] [Clearstream] (Common Code No. [                   ])
through DTC in the name of [transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such interest for an interest in the Restricted Global Note of the Series 2004-1 Floating Rate Callable Asset Backed
Notes, [Class A-1] [Class A-2] (CUSIP No. [                   ]) to be held with
DTC. If this is a partial transfer, a minimum amount of US$200,000 or any integral multiple of US$1,000 in excess thereof of the Temporary Global Note will remain outstanding.

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing the Certificates for its own account or an account with respect to which the transferee exercises sole

                                      B-3-1
investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

This certificate and the statements contained herein are made for your benefit and for the benefit of the Issuer and the Indenture Trustee.

                                   [Insert  name  of  Transferor]


                                   By:  ________________________________
                                          Name:
                                          Title:


Dated:  _________________

cc:  Chesapeake  Funding  LLC
     940  Ridgebrook  Road
     Sparks,  Maryland  21152
     Attention:  [General  Counsel]

                                      B-3-2

                                                                     EXHIBIT B-4



                   [FORM OF CLEARING HOUSE SYSTEM CERTIFICATE]
                       (exchanges pursuant to Section 6.3
                   of the Series 2004-1 Indenture Supplement)


Chesapeake  Funding  LLC
940  Ridgebrook  Road
Sparks,  Maryland  21152
Attention:  [General  Counsel]

JPMorgan  Chase  Bank,
as  Transfer  Agent  and  Registrar
4  New  York  Plaza,  6th  Floor
New  York,  New  York  10004
Attention:  Institutional  Trust  Services/Global Debt-Chesapeake Funding 2004-1


Re:     Chesapeake  Funding  LLC
Series  2004-1  Floating  Rate  Callable  Asset  Backed  Investor  Notes

Reference is hereby made to the Series 2004-1 Indenture Supplement, dated as of July 29, 2004 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Indenture Supplement"; terms defined therein being used herein as therein defined), between Chesapeake Funding LLC (the "Issuer") and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"), to the Base Indenture, dated as of June 30, 1999 (as amended or modified from time to time, the "Base Indenture" and, together with the Indenture Supplement, the "Indenture"), between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This is to certify that we have received certificates substantially to the effect set forth in Exhibit B-5 to the Indenture Supplement in writing, by tested telex or electronic transmissions from Persons appearing in our records as being entitled to a portion of the original principal amount of the Series 2004-1 Investor Notes equal to, as of the date hereof, U.S. $[_______] (our "Noteholders"). Series 2004-1 Investor Noteholders of such portion of the original principal amount of the Series 2004-1 Investor Notes have requested that their beneficial interest in such Series 2004-1 Investor Notes be exchanged from Temporary Global Notes to Permanent Global Notes.

We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Global Note except as set forth in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Noteholders to the effect that the statements made by such Noteholder with respect to any portion of the part submitted herewith

                                      B-4-1
for exchange are no longer true and cannot be relied upon as of the date hereof. We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:  [_________]

                                   [EUROCLEAR BANK S.A./N.V., as
                                   operator  of  the  Eurclear  System]


                                   By:  ________________________________
                                          Name:
                                          Title:



                                   [CLEARSTREAM  BANKING,  societe
                                   anonyme]


                                   By:  ________________________________
                                          Name:
                                          Title:





                                      B-4-2

                                                                     EXHIBIT B-5



                      [FORM OF CERTIFICATE FOR TRANSFER OR
                                  EXCHANGE FROM
                              TEMPORARY GLOBAL NOTE
                            TO PERMANENT GLOBAL NOTE]
                       (exchanges pursuant to Section 6.3
                   of the Series 2004-1 Indenture Supplement)



Re:     Chesapeake  Funding  LLC
Series  2004-1  Floating  Rate  Callable  Asset  Backed  Investor  Notes

If the Series 2004-1 Investor Notes are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is to certify that, except as set forth below, the Series 2004-1 Investor Notes are beneficially owned by (a) non-U.S. persons or (b) U.S. persons who purchased the Series 2004-1 Investor Notes in transactions which did not require registration under the Act. As used in this paragraph, the terms "U.S. person" has the meaning given to it by Regulation S under the Act.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Series 2004-1 Investor Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to U.S.$[_______] of such interest in the above Series 2004-1 Investor Notes in respect of which we are not able to certify and as to which we understand exchange and delivery of interests in the Permanent Global Notes (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We hereby request that with the exception of the interests stated in the prior paragraph, our beneficial interest in the Series 2004-1 Investor Notes be exchanged from Temporary Global Notes to Permanent Global Notes.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is

                                      B-5-1
or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


Date:  [_______________](7)


                                        By:  ________________________________
                                        As,  or  as  agent  for,  the beneficial
                                        owner(s)  of  the Series 2004-1 Investor
                                        Notes to which this certificate relates.



-----------------------------
(7) Not earlier than fifteen (15) days prior to the certification event to which the certification relates.






                                      B-5-2

                                                                       EXHIBIT E



                             CHESAPEAKE FUNDING LLC,
                                    as Issuer

                                       and

                              JPMORGAN CHASE BANK,
                              as Indenture Trustee

                        SUPPLEMENTAL INDENTURE NO. [___]

                              Dated as of [______]

                                       to

                                 BASE INDENTURE

                            Dated as of June 30, 1999

                               Asset Backed Notes
                              (Issuable in Series)


                                                                            Page
SECTION 1:   CERTAIN DEFINED TERMS-------------------------------------------E-1
SECTION 2:   AMENDMENT TO BASE INDENTURE-------------------------------------E-1
Section 2.1  Amendment to Article 13-----------------------------------------E-1
Section 2.2  Amendment to Schedule 1-----------------------------------------E-2
SECTION 3:   REPRESENTATIONS AND WARRANTIES----------------------------------E-3
Section 3.1  Affirmation of Representations and Warranties-------------------E-4
Section 3.2  LLC Agreement---------------------------------------------------E-4
Section 3.3  Binding Effect--------------------------------------------------E-4
Section 3.4  No Consent------------------------------------------------------E-4
SECTION 4:   CONDITIONS PRECEDENT--------------------------------------------E-4
SECTION 5:   MISCELLANEOUS---------------------------------------------------E-6
Section 5.1  Duplicate Originals---------------------------------------------E-6
Section 5.2  Ratification and Effect-----------------------------------------E-6
Section 5.3  Severability of Provisions--------------------------------------E-6
Section 5.4  Counterparts----------------------------------------------------E-6
Section 5.5  Table of Contents, Headings, etc.-------------------------------E-6
Section 5.6  Choice of Law---------------------------------------------------E-6



                                       E-(i)

     SUPPLEMENTAL INDENTURE No. [__], dated as of [_______], [___] ("Supplemental Indenture"), to BASE INDENTURE, dated as of June 30, 1999, as
  -----------------------
amended by Supplemental Indenture No. 1 thereto, dated as of October 28, 1999, Supplemental Indenture No. 2 thereto, dated as of May 27, 2003, Supplemental Indenture No. 3 thereto, dated as of June 18, 2003, and Supplemental Indenture No. 4, dated as of July 31, 2003, between CHESAPEAKE FUNDING LLC, a special purpose, limited liability company established under the laws of Delaware (the "Issuer"), and JPMORGAN CHASE BANK, a New York banking corporation ("JPMorgan
 ------                                                                 --------
Chase"),  as  trustee  (in  such  capacity,  the  "Indenture  Trustee").
 ----                                              ------------------

                              W I T N E S S E T H:

     WHEREAS,  the  Issuer  and  JPMorgan Chase are parties to a Base Indenture, dated as of June 30, 1999, as supplemented by Supplemental Indenture No. 1 thereto, dated as of October 28, 1999, Supplemental Indenture No. 2 thereto dated as of May 27, 2003, Supplemental Indenture No. 3 thereto, dated as of June 18, 2003, and Supplemental Indenture No. 4 thereto, dated as of July 31, 2003 (the "Base Indenture");
       ---------------

     WHEREAS, the Issuer desires to amend Schedule 1 to the Base Indenture to Amend the definition of "Overconcentration Amount;"

     WHEREAS, the Issuer has duly authorized the execution and delivery of this Supplemental Indenture; and

     WHEREAS, JPMorgan Chase, as Indenture Trustee, is willing to enter into This Supplemental Indenture.

     NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Base Indenture be amended and supplemented as follows:

     SECTION  1:  CERTAIN  DEFINED  TERMS

     Certain capitalized terms used herein, and not defined herein, shall have the respective meanings assigned to such terms in the Definitions List attached as Schedule 1 (the "Definitions List") to the Base Indenture, as such
                         ----------------
Definitions List may be hereafter further amended or modified from time to time.

     SECTION  2:  AMENDMENT  TO  BASE  INDENTURE

     Section  2.1  Amendment  to Article 13. Article 13 of the Base Indenture is
                   -------------------------
hereby  amended  by  adding  the  following  new  Section  13.18:

     "Section  13.18.  Election  of  Overconcentration  Option.
     --------------    ---------------------------------------

     Overconcentration Option [_] shall remain in effect until a different Overconcentration Option shall become effective upon satisfaction of the following terms and conditions:

                                       E1

          (a) the Issuer shall have given prior written notice to the Indenture Trustee of its selection of a different Overconcentration Option specifying in such notice the proposed effective date of such selection which date shall be no less than sixty (60) days after the date of such notice;

          (b) the Issuer shall have given prior written notice to the Ratings Agencies with respect to each Outstanding Series of Investor Notes of its selection of a different Overconcentration Option specifying in such notice the proposed effective date of such selection which date shall be no less than sixty (60) days after the date of such notice;

          (c) the proposed effective date of such selection shall be at least twelve (12) months from the date hereof, in the case of the first such selection, or, in any other case, from the effective date of the Overconcentration Option then in effect; provided, however, that if Overconcentration Option 1 is in effect on the date hereof then the effective date of the initial selection of a different Overconcentration Option may be prior to twelve (12) months following the date hereof;

          (d) on the proposed effective date of such selection, both before and after giving effect to such selection, (i) no Asset Deficiency would exist and (ii) the amount on deposit in the Series Reserve Account with respect to each Outstanding Series of Investor Notes would be at least equal to the amount required to be on deposit therein in accordance with the terms of the applicable Indenture Supplement;

          (e) no Amortization Event shall have occurred and is continuing with respect to any Outstanding Series of Investor Notes;

          (f) the Indenture Trustee shall have provided a copy of such notice to each Investor Noteholder affected by the selection; and

          (g) each condition to the effectiveness of such Overconcentration Option set forth in any Indenture Supplement relating to any Outstanding Series of Investor Notes shall have been satisfied."


     Section  2.2     Amendment  to  Schedule  1.
                      --------------------------
     Schedule 1 is hereby by amended by (a) deleting the definition of "Overconcentration Amount" in its entirety and substituting in lieu thereof the following new definition of Overconcentration Amount:

     "'Overconcentration  Amount'  means, as of any date of determination during
       -------------------------
an Accrual Period, an amount equal to the greatest of (a) (i) the aggregate Lease Balance of the Eligible Leases to which the Obligors having the five largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI Portfolio are a party as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period over (ii) an amount equal to the Specified Top Five Obligors Maximum

                                       E2

Percentage  as  of such date of the Aggregate Lease Balance as of such date, (b)
(i) the aggregate Lease Balance of the Eligible Leases to which the Obligors having the ten largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI Portfolio are a party as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period over (ii) an amount equal to the Specified Top Ten Obligors Maximum Percentage as of such date of the Aggregate Lease Balance as of such date and (c) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the Obligor having the largest aggregate Lease Balance of Eligible Leases allocated to the Lease SUBI Portfolio is a party as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period over (ii) an amount equal to the Specified Top Obligor Maximum Percentage as of such date of the Aggregate Lease Balance as of such date; provided, however that if the long-term debt obligations of such Obligor are not rated at least "Baa3" by Moody's as of such date, the amount in this clause (ii) shall equal the Specified Top Obligor Maximum Percentage as of that date minus 1% of the Aggregate Lease Balance as of such date."

and  (b)  adding  the  following  new  definitions  in  alphabetical  order:

     "'Overconcentration  Option'  means  Overconcentration  Option  1,
       -------------------------
Overconcentration  Option  2  or  Overconcentration  Option  3.

     'Overconcentration Option 1' means the percentages used in clauses (a)(ii),
     ----------------------------
(b)(ii) and (c)(ii) of the definition of the Overconcentration Amount are 15.00%, 25.00% and 4.00%, respectively.

     'Overconcentration Option 2' means the percentages used in clauses (a)(ii),
     ----------------------------
(b)(ii) and (c)(ii) of the definition of the Overconcentration Amount are 17.50%, 28.00% and 4.50%, respectively.

     'Overconcentration Option 3' means the percentages used in clauses (a)(ii),
     ----------------------------
(b)(ii) and (c)(ii) of the definition of the Overconcentration Amount are 18.75%, 30.00% and 4.75%, respectively.

     'Series  Reserve  Account'  means  each account designated as a "Series [ ]
     ----------------------
Reserve Account in an Indenture Supplement with respect to an Outstanding Series of Investor Notes.


     'Specified  Top  Five  Obligors Maximum Percentage' means (a) 15.00% on any
      ------------------------------------------------
date during any period when Overconcentration Option 1 is in effect, (b) 17.50% on any date during any period when Overconcentration Option 2 is in effect or
(c) 18.75% on any date during any period when Overconcentration Option 3 is in effect.

     'Specified  Top  Obligor  Maximum  Percentage'  means (a) 4.00% on any date
      -------------------------------------------
during any period when Overconcentration Option 1 is in effect, (b) 4.50% on any date during any period when Overconcentration Option 2 is in effect or (c) 4.75% on any date during any period when Overconcentration Option 3 is in effect.


                                       E3

     'Specified  Top  Ten  Obligors  Maximum  Percentage'  means  (a)  25.00% on
       ------------------------------------------------
any date during any period when Overconcentration Option 1 is in effect, (b) 28.00% on any date during any period when Overconcentration Option 2 is in effect or (c) 30.00% on any date during any period when Overconcentration Option 3 is in effect."


     SECTION  3:     REPRESENTATIONS  AND  WARRANTIES

     In order to induce the Indenture Trustee to agree to this Supplemental Indenture, the Issuer hereby represents and warrants, as follows, for the benefit of the Indenture Trustee and the Investor Noteholders, as of the date hereof:

     Section  3.1     Affirmation  of  Representations  and  Warranties.
                      -------------------------------------------------
     Each representation and warranty of the Issuer set forth in the Base Indenture and in each other Transaction Document to which it is a party, is true and correct as of the date of this Supplemental Indenture as though such representation or warranty were being made on and as of the date hereof and is hereby deemed repeated as though fully set forth herein.

Section  3.2     LLC  Agreement.
                 --------------

     The execution, delivery and performance by the Issuer of this Supplemental Indenture (a) is within the Issuer's power, (b) has been duly authorized by all necessary action and (c) does not contravene, or constitute a default under, any Requirement of Law or any provision of applicable law, its certificate of formation or the LLC Agreement or of any law or governmental regulation, rule, contract, agreement, judgment, injunction, order, decree or other instrument binding upon the Issuer or any of the Issuer Assets or result in the creation or imposition of any Lien on any Issuer Asset except for Liens created by or permitted under the Indenture or the other Transaction Documents. This Supplemental Indenture has been executed and delivered by a duly authorized manager of the Issuer.

     Section  3.3  Binding  Effect.
                 ---------------
     This Supplemental Indenture is a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

     Section  3.4  No  Consent.
                 -----------
     No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery of this Supplemental Indenture or for the performance of any of the Issuer's obligations hereunder other than such consents, actions, approvals, authorizations, registrations, declarations or filings as were obtained by the Issuer prior to the date hereof.


     SECTION  4:  CONDITIONS  PRECEDENT
                                       E4

     This Supplemental Indenture shall become effective and shall be binding on each of the parties hereto upon the satisfaction or due waiver of each of the following conditions precedent:

               (i) The Indenture Trustee shall have received evidence satisfactory to it that each Manager of the Issuer has approved this Supplemental Indenture.

               (ii) The Indenture Trustee shall have received a Manager's or an
                    Officer's Certificate of the Issuer, dated as of the date hereof, to the effect that (i) no Amortization Event, Potential Amortization Event, Event of Default or Potential Event of Default with respect to any Series of Outstanding Investor Notes is continuing or will occur as a result of the execution and delivery of this Supplemental Indenture and (ii) the execution and delivery of this Supplemental Indenture will not result in any breach of any of the terms, conditions or provisions of or constitute a default under any indenture, mortgage, deed of trust or other agreement or instrument, including, without limitation, any Transaction Document, to which the Issuer is a party or by which it or its property is bound or any order of any court or administrative agency entered in any suit, action or other judicial or administrative proceeding to which the Issuer is a party or by which it or its property may be bound or to which it or its property may be subject.

               (iii)The Indenture Trustee shall have received a Manager's or an
                    Officer's Certificate of the Issuer, dated as of the date hereof, to the effect that all conditions precedent provided for in the Base Indenture with respect to the execution and delivery of this Supplemental Indenture have been complied with in all material respects.


               (iv) The  Indenture  Trustee  shall  have received an Opinion of
                    Counsel, subject to the assumptions and qualifications stated therein, and in a form substantially acceptable to the Indenture Trustee, dated the date hereof, substantially to the effect that:


                    (a) all conditions precedent provided for in the Base Indenture with respect to the execution and delivery of this Supplemental Indenture have been complied with in all material respects;

                    (b) the Issuer is duly organized under the jurisdiction of its formation and has the power and authority to execute and deliver this Supplemental Indenture;


                    (c) this Supplemental Indenture has been duly authorized, executed and delivered by the Issuer;

                    (d) this Supplemental Indenture constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general




                                       E5
                         principles of equity (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law); and

                    (e) such other matters as the Indenture Trustee may reasonably require.

               (v) The  Indenture  Trustee  shall  have  received  such  other documents, instruments, certifications, agreements or other items as the Indenture Trustee may reasonably require.

     SECTION  5:     MISCELLANEOUS

               Section  5.1  Duplicate  Originals.
                             --------------------

     The parties may sign any number of copies of this Supplemental Indenture. One signed copy is enough to prove this Supplemental Indenture.

               Section  5.2  Ratification  and  Effect.
                              -------------------------
     The Base Indenture, as amended and supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.

               Section  5.3  Severability  of  Provisions.
                             ----------------------------
     If any one or more of the covenants, agreements, provisions or terms of this Supplemental Indenture shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Supplemental Indenture and shall in no way affect the validity or enforceability of the other provisions of this Supplemental Indenture.


Section  5.4     Counterparts.
                 ------------
     This Supplemental Indenture may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section  5.5     Table  of  Contents,  Headings,  etc.
                 -------------------------------------
     The table of contents and headings of the Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section  5.6     Choice  of  Law.
                 ---------------

     THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                       E6

     IN WITNESS WHEREOF, the Indenture Trustee and the Issuer have caused this Supplemental Indenture to be duly executed by their respective duly authorized officers or managers as of the day and year first written above.

                                   CHESAPEAKE  FUNDING  LLC,
                                   as  Issuer

                                   By:  _/s/  Joseph  W.  Weikel
                                        -----------------------
                                        Name:  Joseph  W.  Weikel
                                        Title:  Manager

                                    JPMORGAN  CHASE  BANK,
                                    as  Indenture  Trustee

                                   By:  _/s/  Melissa  Wilman
                                        ----------------------
                                        Name:  Melissa  Wilman
                                        Title:  Vice  President



                                       E7